================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                   REGISTRATION STATEMENT (NO. 2-29601) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        [X]
                        POST-EFFECTIVE AMENDMENT NO. 50                      [X]
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                                AMENDMENT NO. 52                             [X]
                       VANGUARD/MORGAN GROWTH FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     P.O. BOX 2600, MALVERN, PA 19355-0741
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:

 It is hereby requested that this amendment become effective on April 30, 1997,


                     pursuant to paragraph (b) of Rule 485.


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.


     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. WE FILED OUR RULE 24f-2 NOTICE FOR THE PERIOD ENDED DECEMBER 31, 1996 ON FEBRUARY 19, 1997.


================================================================================

                       VANGUARD/MORGAN INCOME FUND, INC.

                             CROSS REFERENCE SHEET

                         FORM N-1A
                        ITEM NUMBER                                   LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Highlights
    Item 3.   Condensed Financial Information...............   Financial Highlights
    Item 4.   General Description of Registrant.............   Investment Strategies; Investment
                                                               Limitations; Investment Policies;
                                                               General Information
    Item 5.   Management of the Fund........................   Management of the Fund; The Fund and
                                                               Vanguard; Investment Adviser
    Item 6.   Capital Stock and Other Securities............   Investing with Vanguard; Buying
                                                               Shares; Redeeming Shares; Share Price
                                                               of the Dividends, Capital Gains, and
                                                               Taxes; General Information
    Item 7.   Purchase of Securities Being Offered..........   Cover Page; Investing in Vanguard;
                                                               Buying Shares
    Item 8.   Redemption or Repurchase......................   Redeeming Your Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

                         FORM N-1A                                     LOCATION IN STATEMENT
                        ITEM NUMBER                                  OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Investment Objective and Policies
   Item 13.   Investment Objective and Policies.............   Investment Objective and Policies;
                                                               Investment Limitations
   Item 14.   Management of the Fund........................   Management of the Fund
   Item 15.   Control Persons and Principal Holders of
              Securities....................................   Management of the Fund
   Item 16.   Investment Advisory and Other Services........   Management of the Fund; Investment
                                                               Advisory Services
   Item 17.   Brokerage Allocation..........................   Not Applicable
   Item 18.   Capital Stock and Other Securities............   Financial Statements
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares
   Item 20.   Tax Status....................................   Not Applicable
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Yield Quotations of Money
              Market Fund...................................   Not Applicable
   Item 23.   Financial Statements..........................   Financial Statements

VANGUARD/
MORGAN GROWTH
FUND

Prospectus

April 30, 1997



This prospectus contains financial data for the Fund through the fiscal year ended December 31, 1996.


[GRAPHIC OF SHIP]
[VANGUARD LOGO]

VANGUARD/MORGAN GROWTH FUND                           A Growth Stock Mutual Fund


CONTENTS

Fund Expenses             2

Financial Highlights      3

A Word About Risk         4

The Fund's Objective      4

Who Should Invest         4

Investment Strategies     5

Investment Policies       7

Investment Limitations    8

Investment
Performance               8

Share Price               9

Dividends, Capital
Gains, and Taxes         10

The Fund and
Vanguard                 10

Investment Advisers      11

General Information      13

Investing
with Vanguard            14

Services and
Account Features         14

Types of Accounts        15

Distribution Options     16

Buying Shares            16

Redeeming Shares         18

Fund and Account
Updates                  20

Prospectus Postscript    22

Risk Quiz                23

Investment Primer        24

Glossary  Inside Back Cover



INVESTMENT OBJECTIVE AND POLICIES

Vanguard/Morgan Growth Fund, Inc. (the "Fund") is an open-end diversified investment company, or mutual fund.

   The Fund seeks to provide long-term capital growth by investing mainly in equity securities of large, established companies that have strong sales and earnings records or have performed well during certain market cycles. The Fund also invests in stocks of smaller companies that offer good expansion prospects.

   IT IS IMPORTANT TO NOTE THAT THE FUND'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE FUND.


FEES AND EXPENSES

The Fund is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.



ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (dated April 30, 1997) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard or by calling our Investor Information Department at 1-800-662-7447.



WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategies of Vanguard/Morgan Growth Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

FUND PROFILE                                         Vanguard/Morgan Growth Fund

WHO SHOULD INVEST (page 4)

- Investors seeking a growth stock mutual fund as part of a balanced and diversified investment program.

- Investors seeking growth of their capital over the long term--at least five years.

WHO SHOULD NOT INVEST

-  Investors unwilling to accept significant fluctuations in share price.

-  Investors seeking current dividend income.

RISKS OF THE FUND (pages 4-7)

This Fund's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Fund is subject to manager risk (the chance that poor security selection will cause it to lag the stock market as a whole) and, as a growth stock fund, to objective risk (the chance that returns from growth stocks will trail returns from the overall stock market).

DIVIDENDS AND CAPITAL GAINS (page 10)

Paid annually in December.


INVESTMENT ADVISERS (page 11)
The Fund employs a multi-adviser approach:
-  Wellington Management Company, LLP, Boston.

-  Franklin Portfolio Associates LLC, Boston.

-  Husic Capital Management, San Francisco.

-  Vanguard Core Management Group.


INCEPTION DATE: December 31, 1968


NET ASSETS AS OF 12/31/96: $2.05 billion

FUND'S EXPENSE RATIO FOR THE YEAR ENDED 12/31/96: 0.51%


LOADS, 12b-1 MARKETING FEES: None

SUITABLE FOR IRAS: Yes

MINIMUM INITIAL INVESTMENT: $3,000; $1,000 for IRAs and custodial accounts for minors

NEWSPAPER ABBREVIATION: Morg

VANGUARD FUND NUMBER: 026

ACCOUNT FEATURES (page 14)
-  Telephone Redemption
-  Vanguard Direct Deposit Service(sm)
-  Vanguard Automatic Exchange Service(sm)
-  Vanguard Fund Express(R)
-  Vanguard Dividend Express(sm)


AVERAGE ANNUAL TOTAL RETURNS-- PERIODS ENDED DECEMBER 31, 1996

                             1 Year        5 Years       10 Years
-----------------------------------------------------------------
Morgan Growth Fund            23.3%          14.2%          14.6%
S&P 500 Index                 23.0           15.2           15.3


QUARTERLY RETURNS (%) 1987-1996 (updated to show volatility of returns).


                                    [GRAPH]


In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks before adjusting for inflation were relatively high during the periods shown. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns shown are net of expenses, but they do not reflect income taxes an investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                                PLAIN TALK ABOUT

                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.


                                PLAIN TALK ABOUT

                                  FUND EXPENSES


All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard/Morgan Growth Fund's expense ratio in fiscal year 1996 was 0.51%, or $5.10 per $1,000 of average net assets. The average growth equity mutual fund had expenses in 1996 of 1.50%, or $15.00 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.



FUND EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Fund.

   As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund:


SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases:                            None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None


   The next table illustrates the operating expenses that you would incur as a shareholder of the Fund. These expenses are deducted from the Fund's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Fund, providing shareholder services, and other activities. The expenses shown in the table are for the fiscal year ended December 31, 1996.


ANNUAL FUND OPERATING EXPENSES

Management and Administrative Expenses:                        0.31%
Investment Advisory Expenses:                                  0.16%
12b-1 Marketing Fees:                                          None
Other Expenses
   Marketing and Distribution Costs:                 0.02%
   Miscellaneous Expenses (e.g., Taxes, Auditing):   0.02%
                                                    ------
Total Other Expenses:                                          0.04%
                                                               -----
   TOTAL OPERATING EXPENSES (EXPENSE RATIO):                   0.51%
                                                               =====


   The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes (1) that the Fund provides a return of 5% a year and (2) that you redeem your investment at the end of each period.


           ---------------------------------------------
           1 YEAR      3 YEARS      5 YEARS     10 YEARS
           ---------------------------------------------
             $5          $16          $29          $64
           ---------------------------------------------


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding for each of the last ten years ended December 31, 1996. The financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent Annual Report to shareholders. The Annual Report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Fund's performance. You may have the Report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.

-----------------------------------------------------------------------------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------
                          1996       1995       1994       1993       1992       1991      1990       1989       1988      1987
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD     $14.09     $11.36     $12.01     $12.65     $12.20     $10.40    $11.72     $10.27     $ 9.39    $11.50
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income      .14        .15        .14        .18        .18        .29       .32        .28        .25       .23
 Net Realized and
  Unrealized Gain (Loss)
  on Investments           3.07       3.89       (.34)       .71        .97       2.66      (.50)      2.04       1.85       .31
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL FROM INVESTMENT
    OPERATIONS             3.21       4.04       (.20)       .89       1.15       2.95      (.18)      2.32       2.10       .54
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income        (.14)      (.15)      (.14)      (.18)      (.18)      (.29)     (.34)      (.28)      (.24)     (.20)
 Distributions from
  Realized Capital Gains  (1.53)     (1.16)      (.31)     (1.35)      (.52)      (.86)     (.80)      (.59)      (.98)    (2.45)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS    (1.67)     (1.31)      (.45)     (1.53)      (.70)     (1.15)    (1.14)      (.87)     (1.22)    (2.65)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD           $15.63     $14.09     $11.36     $12.01     $12.65     $12.20    $10.40     $11.72     $10.27    $ 9.39
===================================================================================================================================
TOTAL RETURN              23.30%     35.98%     (1.67)%     7.32%      9.54%     29.33%    (1.51)%    22.66%     22.34%     5.02%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)       $2,054     $1,471     $1,075     $1,135     $1,116       $957      $697       $733       $622      $538
Ratio of Expenses to
 Average Net Assets        0.51%      0.49%*     0.50%      0.49%      0.48%      0.46%     0.55%      0.51%      0.55%     0.46%
Ratio of Net Investment
 Income to Average
 Net Assets                0.97%      1.10%      1.15%      1.36%      1.51%      2.36%     2.77%      2.38%      2.20%     1.52%
Portfolio Turnover Rate      73%        76%        84%        72%        64%        52%       73%        27%        32%       43%
Average Commission
 Rate Paid               $.0362        N/A        N/A        N/A        N/A        N/A       N/A        N/A        N/A       N/A

--------------------------------------------------------------------------------
* Beginning in fiscal year 1995, this figure does not include expense reductions from directed brokerage arrangements. The Ratio of Net Expenses to Average Net Assets was 0.48%.
--------------------------------------------------------------------------------

   From time to time, the Vanguard funds advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.




                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1996 with a net asset value (price) of $14.09 per share. During the year, the Fund earned $0.14 per share from investment income (interest and dividends) and $3.07 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Of those total earnings of $3.21 per share, $1.67 was returned to shareholders in the form of distributions ($0.14 in dividends, $1.53 in capital gains). The earnings ($3.21 per share) less distributions ($1.67 per share) resulted in a share price of $15.63 at the end of the year, an increase of $1.54 per share (from $14.09 at the beginning of the period to $15.63 at the end of the period). Assuming that the shareholder had reinvested the distributions in the purchase of more shares, total return from the Fund was 23.30% for the year.

   As of December 31, 1996, the Fund had $2.05 billion in net assets; an expense ratio of 0.51% ($5.10 per $1,000 of net assets); and net investment income amounting to 0.97% of its average net assets. It sold and replaced securities valued at 73% of its total net assets.

                                PLAIN TALK ABOUT

                                  GROWTH FUNDS
                                 AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth and value stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hope of a greater increase in share price or who prefer a higher portion of the fund's returns to come as capital gains, which may be taxed at lower rates than dividend income. Value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations.



                                PLAIN TALK ABOUT

                           INVESTING FOR THE LONG TERM

Vanguard/Morgan Growth Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.


A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in Vanguard/Morgan Growth Fund. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. However, as you consider an investment in Vanguard/Morgan Growth Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

   Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Fund, will confront.


THE FUND'S OBJECTIVE

Vanguard/Morgan Growth Fund seeks to provide long-term growth of capital. This objective is fundamental, which means that it cannot be changed unless a majority of shareholders vote to do so.

[FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES, YOUR INVESTMENT IN THE FUND, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.


WHO SHOULD INVEST

The Fund may be a suitable investment for you if:

- You wish to add a growth stock fund to your existing holdings, which could include other stock--as well as bond, money market, and tax-exempt--investments.

-  You are seeking growth of capital over the long term--at least five years.

- You are seeking a fund that invests in growth companies representing a wide variety of industries.

-  You are not looking for current income.


   This Fund is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Fund's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:

- The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into or out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

-  The Fund reserves the right to stop offering shares at any time.


INVESTMENT STRATEGIES

This section explains how Vanguard/Morgan Growth Fund's investment advisers pursue the objective of long-term capital growth. It also explains several important risks--market risk, objective risk, manager risk, and country risk--faced by investors in the Fund. Unlike the Fund's investment objective, the advisers' investment strategies are not fundamental and can be changed by the Fund's board of directors without shareholder approval. However, before making any important change in its policies, the Fund will give shareholders 30-days notice, in writing.


MARKET EXPOSURE

The Fund is a growth fund that invests mainly in large-capitalization common stocks. The Fund also includes stocks of smaller companies that--even though they may not have a long history of growth--one of the Fund's advisers finds attractive. All stocks are chosen for their above-average earnings growth potential. At times, the Fund may also invest in securities that are convertible into common stocks.

[FLAG] THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between best and worst tends to narrow over the long term.


------------------------------------------------------------------
                       U.S. STOCK MARKET RETURNS (1926-1996)
------------------------------------------------------------------
                  1 YEAR       5 YEARS     10 YEARS      20 YEARS
------------------------------------------------------------------
Best               53.9%        23.9%        20.1%         16.9%
Worst             (43.3)       (12.5)        (0.9)          3.1
Average            12.7         10.4         10.8          10.8
------------------------------------------------------------------


                                PLAIN TALK ABOUT

                             COSTS AND MARKET TIMING

Some investors try to profit from "market timing"--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.


                                PLAIN TALK ABOUT


                               LARGE-CAP, MID-CAP,
                              AND SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median total market value exceeding $5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $5 billion. Small-cap funds hold stocks of companies with a median market value of less than $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds.

                                PLAIN TALK ABOUT

                            PORTFOLIO DIVERSIFICATION

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 25% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.


   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1996. For example, while the average return on stocks for all of the 5-year periods was 10.4%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1951 through 1955). These average returns reflect past performance and should not be regarded as an indication of future returns from either the stock market as a whole or this Fund in particular.

   Finally, because Morgan Growth Fund does not hold the same securities held in the S&P 500 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

[FLAG]THE FUND IS SUBJECT TO OBJECTIVE RISK, WHICH IS THE POSSIBILITY THAT
      RETURNS FROM GROWTH STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. AS A GROUP, GROWTH STOCKS TEND TO GO THROUGH CYCLES OF RELATIVE UNDERPERFORMANCE AND OUTPERFORMANCE IN COMPARISON TO COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


SECURITY SELECTION

In an attempt to ensure broad diversification, Morgan Growth Fund employs four investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Fund.

   The four investment advisers employ active investment management methods, which means securities are bought and sold according to the advisers' judgments about companies and their financial prospects, and about the stock markets and the economy in general.

   Each adviser is responsible for investing a specific percentage of the Fund's assets. Before the Fund makes a significant change in an adviser's percentage, shareholders will receive 30-days notice, in writing.


   Wellington Management Company, LLP (WMC), which is responsible for about 39% of the Fund's assets, uses traditional methods of stock selection--company research and analysis--to identify companies that it feels have above-average growth prospects, particularly those in industries undergoing change.

   Husic Capital Management (Husic), which manages about 12% of the Fund's assets, also employs traditional stock selection methods, but with a difference. Husic evaluates stocks based on several key factors, such as how well a company's stock performs as a result of changes within the company or its industry, or how actual company performance (as reflected in, for example, sales growth and new product introduction) compares to Husic's own forecast for the company.

   The remaining two advisers, Franklin Portfolio Associates LLC (FPA) and Vanguard Core Management Group, employ a "quantitative" investment approach. In other words, they use computer techniques to track--and, if possible, outperform--a specific market standard. For Morgan Growth Fund, this market standard is the Growth Fund Stock Index, which is made up of the nation's 50 largest growth funds. FPA manages about 35% and the Core Management Group is responsible for about 9% of the Fund's assets.

   Any Fund assets held in cash reserves are managed, at no cost to the Fund, by The Vanguard Group, Inc.

   The Fund's top ten holdings (which amounted to about 12% of the Fund's total net assets) as of December 31, 1996, follow.

    1. Cisco Systems, Inc.
    2. General Electric Co.
    3. Transocean Offshore Inc.
    4. Republic Industries, Inc.
    5. Kimberly-Clark Corp.
    6. Compaq Computer Corp.
    7. Travelers Group Inc.
    8. Rhone-Poulenc Rorer, Inc.
    9. Ace, Ltd.
   10. Liberty Media Group Class A


   Keep in mind that, because the makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.

[FLAG]THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT ONE OR
      MORE OF THE FUND'S INVESTMENT ADVISERS MAY DO A POOR JOB OF SELECTING STOCKS.


PORTFOLIO TURNOVER

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Fund's average turnover rate for the past ten years has been about 50%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)


INVESTMENT POLICIES


Besides investing in common stocks of growth companies, the Fund may follow a number of investment policies to achieve its objective.

   The Fund may invest up to 20% of its assets in securities of companies based outside the United States. These securities may be traded in U.S. or foreign markets.


[FLAG]THE FUND IS SUBJECT TO COUNTRY RISK, WHICH IS THE POSSIBILITY THAT
      POLITICAL EVENTS (SUCH AS A WAR), FINANCIAL PROBLEMS (SUCH AS GOVERNMENT DEFAULT), OR NATURAL DISASTERS (SUCH AS AN EARTHQUAKE) WILL WEAKEN A COUNTRY'S ECONOMY AND CAUSE INVESTMENTS IN THAT COUNTRY TO LOSE MONEY.

   The Fund may also invest in derivatives. The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.



                                PLAIN TALK ABOUT

                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for actively managed funds investing in common stocks is 75%.


                                PLAIN TALK ABOUT


                                  THE RISKS OF
                             INTERNATIONAL INVESTING

Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than in the U.S. These factors, among others, could negatively impact the returns Americans receive from a foreign investment. For more information about foreign investment risk, see the Statement of Additional Information.

                                PLAIN TALK ABOUT


                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives--some of which can carry considerable risks.


[FLAG]

ALTHOUGH IT HAS NOT DONE SO IN THE PAST, THE FUND RESERVES THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN STOCK FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES.


         Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. This Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Fund will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Fund's assets--up to 5% if required for deposit and no more than 20% of total assets--may be committed to such contracts.

         The reasons for which the Fund may use futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

-        To make it easier to trade.

- To reduce costs by buying futures instead of actual stocks when futures are cheaper.

         The Fund will usually hold only a small percentage of its assets in cash reserves, although if the investment advisers believe that market conditions warrant a temporary defensive measure, the Fund may hold cash reserves without limit. Cash reserves refer to short-term interest-bearing securities that can easily and quickly be converted to cash, such as those described in the prospectus glossary.



INVESTMENT LIMITATIONS

To reduce risk and maintain diversification, the Fund has adopted limits on some of its investment policies. Specifically, the Fund will not:

-        Invest more than 25% of its assets in any one industry.

- Borrow money, except for the purpose of meeting shareholder requests to redeem shares.

With respect to 75% of its assets, this Fund will not:

-        Invest more than 5% in the securities of any one company.

-        Buy more than 10% of the outstanding voting securities of any company.

         The limitations listed in this prospectus and in the Statement of Additional Information are fundamental and may be changed only by approval of a majority of the Fund's shareholders.


INVESTMENT PERFORMANCE

Vanguard/Morgan Growth Fund invests primarily in common stocks, so its performance is closely correlated to the performance of the overall stock market. Historically, performance of the stock markets, both foreign and domestic, has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.



--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                           FOR PERIODS ENDED 12/31/96
--------------------------------------------------------------------------------


                        Vanguard/Morgan Growth Fund            S&P 500 Index

 1 Year                        23.3%                              23.0%
 3 Years                       18.1%                              19.7%
 5 Years                       14.2%                              15.2%
10 Years                       14.6%                              15.3%
20 Years                       15.0%                              14.6%
25 Years                       12.4%                              12.6%

         The results shown above represent the Fund's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged S&P 500 Index. The chart does not make any allowance for federal, state, or local income taxes that shareholders must pay on a current basis.

         In weighing these performance figures, note that the Fund has been in operation since December 31, 1968, and that until April 24, 1990, Wellington Management Company, LLP was the Fund's only investment adviser (Franklin Portfolio Associates LLC was added as an adviser in 1990; Husic Capital Management and Vanguard Core Management Group were added in 1993).



SHARE PRICE

The Fund's share price, called its net asset value, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the New York Stock Exchange. The net asset value per share is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:


                            TOTAL ASSETS   -   LIABILITIES
   NET ASSET VALUE =   ----------------------------------------
                             NUMBER OF SHARES OUTSTANDING

         The daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

         The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Group. Different newspapers use different abbreviations of the Fund's name, but the most common is MORG.


                                PLAIN TALK ABOUT

                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that the fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

                                PLAIN TALK ABOUT

                               "BUYING A DIVIDEND"
Unless you are investing in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received, even if you had reinvested it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.



DIVIDENDS, CAPITAL GAINS, AND TAXES

Each December, the Fund distributes to shareholders virtually all of its income from interest and dividends, as well as any capital gains realized from the sale of securities. Your distributions of income and capital gains are automatically invested in more shares of the Fund unless you elect to receive the distribution in cash. In either case, distributions of dividends and capital gains that are declared in December--even if paid to you in January--are taxed as if they had been paid to you in December. Vanguard will process your dividend distribution and send you a statement each year showing the tax status of all your distributions.

- The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund. Both dividends and capital gains distributions are taxable to you whether received in cash or reinvested in additional shares. Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as byproducts of the ordinary investment activities of the Fund. Consequently, distributions may vary considerably from year to year.

- If you sell or exchange shares of the Fund, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

         The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your own tax adviser about the tax consequences of an investment in the Fund.



THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $250 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

         Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

         A list of the Fund's directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

INVESTMENT ADVISERS

The Fund employs four investment advisers. Each manages its percentage of the Fund's assets subject to the control of the officers and directors of the Fund.


         Wellington Management Company, LLP (WMC), 75 State Street, Boston, MA 02109, was founded in 1933. The investment advisory firm currently manages more than $140 billion in stock and bond portfolios, including 13 Vanguard funds. As of December 31, 1996, WMC managed 39% of Morgan Growth Fund's assets.

         WMC's advisory fee is based on average month-end net assets managed:


               --------------------------------------------
               ASSETS MANAGED                         FEE
               --------------------------------------------
               First $500 million                    0.175%
               Next $500 million                     0.100
               Assets over $1 billion                0.075
               --------------------------------------------


         WMC's advisory fee may be adjusted based on its 36-month cumulative total return performance as compared to that of the Growth Fund Stock Index. Under the fee schedule, WMC's basic fee may be increased or decreased by as much as 0.5%.

         Franklin Portfolio Associates LLC (FPA), Two International Place, Boston, MA 02110, is a professional advisory firm founded in 1982. FPA currently manages approximately $10.7 billion in assets. As of December 31, 1996, FPA managed 35% of Morgan Growth Fund's assets.


         FPA's advisory fee is paid quarterly, based on average month-end net assets managed during the quarter:

               --------------------------------------------
               ASSETS MANAGED                          Fee
               --------------------------------------------
               First $100 million                     0.25%
               Next $200 million                      0.20
               Next $200 million                      0.15
               Assets over $500 million               0.10
               --------------------------------------------

         FPA's advisory fee may be adjusted based on its total return performance as compared to that of the Growth Fund Stock Index. Under the fee schedule, FPA's basic fee may be increased or decreased by as much as 0.10%.


         Husic Capital Management (Husic), 555 California Street, Suite 2900, San Francisco, CA 94104, was founded in 1986 and manages about $4.1 billion in assets. Husic managed 12% of Morgan Growth Fund's assets as of December 31, 1996.

         Husic's advisory fee is paid quarterly, based on average month-end net assets managed during the quarter:



                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

                                PLAIN TALK ABOUT


                               THE FUND'S ADVISERS

Since February 1994, the manager responsible for WMC's portion of Morgan Growth Fund has been ROBERT D. RANDS, CFA, Senior Vice President of WMC; 31 years investment experience, 19 years with WMC; B.A. from Yale University, M.B.A. from the University of Pennsylvania.

         JOHN J. NAGORNIAK, CFA, President of FPA (27 years investment experience, formerly chief investment officer with State Street Bank and Trust Company; B.A. from Princeton University, M.S. from The Sloan School of Management, Massachusetts Institute of Technology), has managed FPA's percentage of the Fund's assets since 1990.

         The person responsible for Husic's portion of Morgan Growth Fund since 1993 has been FRANK J. HUSIC, CFA, Managing Partner; 24 years investment experience; formerly Senior Vice President and Director at Alliance Capital Management; B.S. and M.S. from Carnegie Mellon University, M.S., Ph.D. from the University of Pennsylvania.

         GEORGE U. SAUTER, Principal of Vanguard (12 years investment experience, 10 years primary responsibility for Vanguard Core Management Group; A.B. from Dartmouth College, M.B.A. from the University of Chicago), has overseen Vanguard Core Management Group's portion of the Fund's assets since 1993.


                 --------------------------------------------
                 ASSETS MANAGED                         FEE
                 --------------------------------------------
                 First $25 million                      0.40%
                 Next $125 million                      0.35
                 Next $350 million                      0.25
                 Next $500 million                      0.20
                 Assets over $1 billion                 0.15
                 --------------------------------------------


         Husic's advisory fee may be adjusted based on its total return performance as compared to that of the Growth Fund Stock Index. Under the fee schedule, Husic's basic fee may be increased or decreased by as much as 75%.

         Vanguard Core Management Group, P.O. Box 2600, Valley Forge, PA 19482, was responsible for 9% of Morgan Growth Fund's assets as of December 31, 1996. The Group provides investment advisory services to several Vanguard funds, managing more than $59 billion in total assets as of year-end 1996. Vanguard Core Management Group provides advisory services to the Fund on an at-cost basis.

         Any Fund assets held in cash (which, as of December 31, 1996, equaled 5% of the Fund's assets) are managed, at no cost to the Fund, by The Vanguard Group, Inc.

         For the year ended December 31, 1996, the total fee paid by Vanguard/Morgan Growth Fund to its advisers was approximately $2.86 million, which included a base fee of $2.87 million and a decrease, based on adviser performance, of $11,000.

         At times, an adviser may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund. However, the adviser will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services to the Fund.

         The board of directors may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for one of the existing advisers or as an additional adviser. However, no such change would be made before giving shareholders 30-days notice, in writing.

GENERAL INFORMATION


Vanguard/Morgan Growth Fund, Inc. is organized under the laws of the state of Maryland. Shareholders of the Fund have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Fund except as required by the Investment Company Act of 1940. A meeting will be scheduled (for example, to vote on the removal of a director) if the holders of at least 10% of the Fund's shares request a meeting in writing.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

         Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

         The following sections of the prospectus briefly explain the many services we offer you as a Vanguard/Morgan Growth Fund shareholder. Booklets providing detailed information are available on the services marked with a [BOOK]. Please call us to request copies.


SERVICES AND ACCOUNT FEATURES


Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

TELEPHONE REDEMPTIONS              Automatically set up for this Fund unless
(SALES AND EXCHANGES)              you notify us otherwise.

VANGUARD DIRECT DEPOSIT            Automatic method for depositing your
SERVICE                            paycheck or U.S. government payment
[BOOK]                             (including Social Security and government
                                   pension checks) into your account.

VANGUARD AUTOMATIC EXCHANGE        Automatic method for moving a fixed amount
SERVICE                            of money from one Vanguard fund account to
[BOOK]                             another.*

VANGUARD FUND EXPRESS              Electronic method for buying or selling
[BOOK]                             shares. You can transfer money between your
                                   Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.*

VANGUARD DIVIDEND EXPRESS          Electronic method for transferring dividends
[BOOK]                             and/or capital gains distributions directly
                                   from your Vanguard fund account to your
                                   bank, savings and loan, or credit union
                                   account or to another Vanguard fund account.

VANGUARD BROKERAGE SERVICES        A cost-effective way to trade stocks, bonds,
(VBS)                              and options on major exchanges, the Nasdaq
[BOOK]                             Stock Market, and other domestic
                                   over-the-counter markets at reduced rates, and to buy and sell shares of non-Vanguard mutual funds. Call VBS (1-800-992-8327) for additional information and the appropriate forms.

*Can be used to "dollar-cost average" [BOOK] or to contribute to an IRA or other retirement plan.



    INVESTOR INFORMATION 1-800-662-7447 - CLIENT SERVICES 1-800-662-2739 -
                          TELE-ACCOUNT 1-800-662-6273

TYPES OF ACCOUNTS


INDIVIDUAL OR OTHER ENTITY

Vanguard's account registration form can be used to establish a variety of non-retirement accounts.

FOR ONE OR MORE PEOPLE              To open an account in the name of one
                                    (individual) or more (joint tenants) people.
                                    $3,000 minimum initial investment.

FOR A MINOR CHILD                   To open an account as an UGMA/UTMA (Uniform
[BOOK]                              Gifts/Transfers to Minors Act). Age of
                                    majority and other requirements are set by state law. $1,000 minimum initial investment.

FOR HOLDING TRUST ASSETS            To invest assets held in an existing trust.
[BOOK]                              $3,000 minimum initial investment.


FOR THIRD-PARTY TRUSTEE             To open an account as a retirement trust or
RETIREMENT INVESTMENTS              plan based on an existing corporate or
(Vanguard is not the custodian      institutional plan. These accounts are
or trustee.)                        established by the custodian or trustee of
                                    the existing plan.

FOR AN ORGANIZATION                 To open an account as a corporation,
                                    partnership, or other entity. These accounts may require a corporate resolution or other documents to name the individuals authorized to act. $3,000 minimum initial investment.



RETIREMENT


You establish these accounts with a Vanguard adoption agreement--not a Vanguard account registration form. To request the appropriate adoption agreement and forms, or to ask questions about investing for retirement, call Investor Information.

FOR AN INDIVIDUAL RETIREMENT        To open a retirement account in the name of
ACCOUNT (IRA)                       an individual. IRAs can be established with
(Vanguard Fiduciary Trust           a contribution, a direct rollover from an
Company is the custodian.)          employer's plan, such as a 401(k), or an
                                    asset transfer or rollover from another
                                    financial institution, such as a bank or mutual fund company. $1,000 minimum initial investment.

FOR A SIMPLIFIED EMPLOYEE           To open a retirement account in the name of
PENSION PLAN ACCOUNT (SEP-IRA)      an employee. SEPs allow employers to make
(Vanguard Fiduciary Trust           deductible contributions directly to IRAs
Company is the custodian.)          established by their employees. A SEP can be
                                    established by people who are self-employed, small-business owners, partnerships, or corporations.

FOR A SAVINGS INCENTIVE MATCH       To open a retirement account in the name of
PLAN FOR EMPLOYEES ACCOUNT          an employee. Created as part of the Small
(SIMPLE-IRA)                        Business Job Protection Act of 1996, SIMPLEs
(Vanguard Fiduciary Trust           replace SAR-SEPs. SIMPLEs are exclusively
Company is the custodian.)          for employers that had 100 or fewer
                                    employees in the most recent calendar year and that do not maintain another employer-sponsored retirement plan. A SIMPLE can be established by people who are self-employed, small business owners, partnerships, or corporations. Salary reduction contributions may be made by the employee, with matching or non-matching contributions from the employer.



    INVESTOR INFORMATION 1-800-662-7447 - CLIENT SERVICES 1-800-662-2739 -
                          TELE-ACCOUNT 1-800-662-6273

FOR A QUALIFIED RETIREMENT          To open a retirement account that allows
PROGRAM ACCOUNT                     small-business owners or people who are
(Vanguard Fiduciary Trust           self-employed to make tax-deductible
Company can be the custodian.)      retirement contributions for themselves and
                                    their employees into Profit-Sharing and
                                    Money Purchase Pension (Keogh) plans.

FOR A 403(b)(7) CUSTODIAL ACCOUNT   To open a retirement account that allows
(Vanguard Fiduciary Trust           employees of tax-exempt institutions (for
Company is the custodian.)          example, schools or hospitals) to make
                                    pretax retirement contributions.




DISTRIBUTION OPTIONS

You can receive distributions of dividends and/or capital gains in a number of ways:

REINVESTMENT                        Dividends and capital gains are
                                    automatically reinvested in additional
                                    shares of the Fund unless you request a
                                    different distribution method.

DIVIDENDS IN CASH                   Dividends are paid by check and mailed to
                                    your account's address of record, and
                                    capital gains are reinvested in additional shares of the Fund.

DIVIDENDS AND CAPITAL GAINS         Both dividends and capital gains are paid by
IN CASH                             check and mailed to your account's address
                                    of record.

To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, or to another Vanguard fund account, see Vanguard Dividend Express under "Services and Account Features."



BUYING SHARES


You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request, provided we receive your request before 4 p.m. Eastern time (the close of trading on the New York Stock Exchange). The Fund is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.

                                     OPEN A NEW ACCOUNT                     ADD TO AN EXISTING ACCOUNT
MINIMUM INVESTMENT                   $3,000 (regular account); $1,000       $100 by mail or exchange; $1,000
                                     (IRAs and custodial accounts for       by wire.
                                     minors).

BY MAIL                              Complete and sign the application      Mail your check with an Invest-
[ENVELOPE]                           form.                                  By-Mail form detached from
FIRST-CLASS mail to:                                                        your confirmation statement to
The Vanguard Group                                                          the address listed on the form.
P.O. Box 2600                        Make your check payable to:            Make your check payable to:
Valley Forge, PA 19482               The Vanguard Group-26                  The Vanguard Group-26

EXPRESS or REGISTERED mail to:       All purchases must be made in          All purchases must be made in
The Vanguard Group                   U.S. dollars, and checks must be       U.S. dollars, and checks must be
455 Devon Park Drive                 drawn on U.S. banks.                   drawn on U.S. banks.
Wayne, PA 19087


IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

    INVESTOR INFORMATION 1-800-662-7447 - CLIENT SERVICES 1-800-662-2739 -
                          TELE-ACCOUNT 1-800-662-6273

                                     OPEN A NEW ACCOUNT                          ADD TO AN EXISTING ACCOUNT
BY TELEPHONE                         Call Vanguard Tele-Account* 24              Call Vanguard Tele-Account* 24
[TELEPHONE]                          hours a day--or Client Services             hours a day--or Client Services
1-800-662-6273                       during business hours--to                   during business hours--to
Vanguard Tele-Account(R)             exchange from another Vanguard              exchange from another Vanguard
                                     fund account with the same                  fund account with the same
1-800-662-2739                       registration (name, address, taxpayer       registration (name, address, taxpayer
Client Services                      I.D., and account type).                    I.D., and account type).

                                                                                 Use Vanguard Fund Express (see
                                                                                 "Services and Account Features")
                                                                                 to transfer assets from your bank
                                                                                 account. Call Client Services before
                                                                                 your first use to verify that
                                                                                 this option is in place.

                                     *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.


IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.

BY WIRE                              Call Client Services to arrange             Call Client Services to arrange
[WIRE]                               your wire transaction.                      your wire transaction.
Wire to:
CoreStates Bank, N.A.                Wire transactions are not available         Wire transactions are not available
ABA 031000011                        for retirement accounts.                    for retirement accounts.
CoreStates No 01019897
[Temporary Account Number]
Vanguard/Morgan Growth Fund
[Account Registration]
Attention: Vanguard

AUTOMATICALLY                                          --                        Vanguard offers a variety of ways
[CIRCLE OF ARROWS]                                                               that you can add to your account
                                                                                 automatically. See "Services and
                                                                                 Account Features."




You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten days.

NOTE: If you buy Fund shares through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge you a service fee.

   It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Fund shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Fund's operation or performance.



    INVESTOR INFORMATION 1-800-662-7447 - CLIENT SERVICES 1-800-662-2739 -
                          TELE-ACCOUNT 1-800-662-6273

REDEEMING SHARES

IMPORTANT TAX NOTE: Any sale or exchange of shares in a non-retirement account could result in a taxable gain or a loss.

The ability to redeem (that is, sell or exchange) Fund shares by telephone is automatically established for your account unless you tell us in writing that you do not want this option.

         To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

         check mark     Fund name.
         check mark     10-digit account number.
         check mark     Name and address exactly as registered on that account.
         check mark     Social Security or Employer Identification number as
                        registered on that account.

         If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.


         If we follow reasonable security procedures, neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.



HOW TO SELL SHARES

You may withdraw any part of your account, at any time, by selling shares. Sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Fund's next-determined net asset value after Vanguard receives all required documents in good order.

Good order means that the request includes:

         check mark     Fund name and account number.
         check mark     Amount of the transaction (in dollars or shares).
         check mark     Signatures of all owners exactly as registered on the
                        account.
         check mark     Signature guarantees (if required).
         check mark     Any supporting legal documentation that may be required.
         check mark     Any certificates you are holding for the account.

         Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) are processed at the next business day's net asset value.

         The Fund reserves the right to close any nonretirement or UGMA/UTMA account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee if your nonretirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.

         Some written requests require a signature guarantee from a bank, broker, or other acceptable financial institution. A notary public cannot provide a signature guarantee.



INVESTOR INFORMATION 1-800-662-7447  -  CLIENT SERVICES 1-800-662-2739  -
                          TELE-ACCOUNT 1-800-662-6273

HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

         Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

         Because excessive exchanges can potentially disrupt the management of the Fund and increase transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from the Fund during any 12-month period. "Substantive" means either a dollar amount large enough to have a negative impact on the Fund or a series of movements between Vanguard funds.

         Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

SELLING OR EXCHANGING SHARES        ACCOUNT TYPE

BY TELEPHONE                        ALL TYPES EXCEPT RETIREMENT:
[TELEPHONE]                         Call Vanguard Tele-Account* 24 hours a
1-800-662-6273                      day--or Client Services during business
Vanguard Tele-Account               hours--to sell or exchange shares. You can
                                    exchange shares from this Fund to open an
1-800-662-2739                      account in another Vanguard fund or to add
Client Services                     to an existing Vanguard fund account with an
                                    identical registration.

                                    RETIREMENT:
                                    You can exchange--but not sell--shares by calling Tele-Account or Client Services.

                                    *You must obtain a Personal Identification
                                    Number through Tele-Account at least seven days before you request your first redemption.


BY MAIL                             ALL TYPES EXCEPT RETIREMENT:
[ENVELOPE]                          Send a letter of instruction signed by all
FIRST-CLASS mail to:                registered account holders. Include the fund
The Vanguard Group                  name and account number and (if you are
Vanguard/Morgan Growth Fund         selling) a dollar amount or number of shares
P.O. Box 1120                       OR (if you are exchanging) the name of the
Valley Forge, PA 19482              fund you want to exchange into and a dollar
                                    amount or number of shares.


EXPRESS or REGISTERED mail to:      RETIREMENT:
The Vanguard Group                  For information on how to request
Vanguard/Morgan Growth Fund         distributions from . . .
455 Devon Park Drive                - IRAs, call Client Services.
Wayne, PA 19087                     - SEP-IRAs, SIMPLE-IRAs, 403(b)(7)
                                      custodial accounts, and
                                      Profit-Sharing and Money Purchase
                                      Pension (Keogh) Plans, call
                                      Individual Retirement Plans at
                                      1-800-662-2003.
                                    Depending on your account registration type, additional documentation may be required.

AUTOMATICALLY                       ALL TYPES EXCEPT RETIREMENT:
[CIRCLE OF ARROWS]                  Vanguard offers several ways to sell or
                                    exchange shares automatically (see "Services and Account Features"). Call Investor
                                    Information for the appropriate booklet and application if you did not elect this feature when you opened your account.



INVESTOR INFORMATION 1-800-662-7447  -  CLIENT SERVICES 1-800-662-2739  -
                          TELE-ACCOUNT 1-800-662-6273

         It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to delay your redemption proceeds--up to seven days--if the amount will disrupt the Fund's operation or performance.


                         A NOTE ON UNUSUAL CIRCUMSTANCES

 Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.

FUND AND ACCOUNT UPDATES


STATEMENTS AND REPORTS

We will send you clear, concise account and tax statements to help you keep track of your Vanguard/Morgan Growth Fund account throughout the year as well as when you are preparing your income tax returns.

         In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the adviser, as well as a listing of its holdings and other financial statements.

CONFIRMATION STATEMENT             Sent each time you buy, sell, or exchange
                                   shares; confirms the date and the amount of your transaction.

PORTFOLIO SUMMARY                  Mailed quarterly; shows the market value of
                                   your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.

FUND FINANCIAL REPORTS             Mailed in February and August for this Fund.

TAX STATEMENTS                     Generally mailed in January; report previous
                                   year's dividend distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.

AVERAGE COST STATEMENT             Issued quarterly for taxable accounts
[BOOK]                             (accompanies your Portfolio Summary); shows
                                   the average cost of shares that you redeemed during the previous quarter, using the average cost single category method.

AUTOMATED TELEPHONE ACCESS

VANGUARD TELE-ACCOUNT              Toll-free access to Vanguard fund and
1-800-662-6273                     account information--as well as some
Any time, seven days a week,       transactions--through any Touch-Tone(TM)
from anywhere in the continental   telephone. Tele-Account provides total
United States and Canada.          return, share price, price change, and yield
[BOOK]                             quotations for all Vanguard funds; gives
                                   your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.



INVESTOR INFORMATION 1-800-662-7447  -  CLIENT SERVICES 1-800-662-2739  -
                          TELE-ACCOUNT 1-800-662-6273

COMPUTER ACCESS

VANGUARD ON THE                Use your personal computer to visit Vanguard's
WORLD WIDE WEB                 education-oriented website, which provides timely
http://www.vanguard.com        news and information about Vanguard funds and
                               services; an on-line "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.


VANGUARD ONLINE(SM)            Use your personal computer to learn more
KEYWORD: Vanguard              about Vanguard funds and services; keep in
                               touch with your Vanguard accounts; map out a long-term investment strategy; and ask questions, make suggestions, and send messages to Vanguard. Vanguard Online is offered through America Online(R) (AOL). To establish an AOL account, call
                               1-800-238-6336.



INVESTOR INFORMATION 1-800-662-7447  -  CLIENT SERVICES 1-800-662-2739  -
                          TELE-ACCOUNT 1-800-662-6273

                                PLAIN TALK ABOUT

                             KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether Vanguard/Morgan Growth Fund is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.



PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about Vanguard/Morgan Growth Fund, including its investment objective, risks, strategies, and expenses, as well as services available to you as a shareholder.

         It is important that you understand these facts so that you can decide whether an investment in this Fund is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN . . .

   / /  The Fund's objective? (page 4)

   / /  The Fund's investment strategies? (page 5)

   / /  Who should invest in the Fund? (page 4)

   / /  The risks associated with the Fund? (pages 4-8)

   / /  Whether the Fund is federally insured?
        (inside front cover)

   / /  The Fund's expenses? (page 2)

   / /  The background of the Fund's investment managers?
        (page 11-12)

   / /  How to open an account? (page 15-16)

   / /  How to sell or exchange shares? (page 18)

   / /  How often you'll receive statements and financial reports?
        (page 20)

A SIMPLE RISK QUIZ

A. I HAVE BEEN INVESTING IN STOCK AND BOND MUTUAL FUNDS (OR IN INDIVIDUAL STOCKS OR BONDS) FOR . . .
         1.  Less than a year
         2.  1-2 years
         3.  3-4 years
         4.  5-9 years
         5.  10 years or more

B. WHEN IT COMES TO INVESTING IN STOCK OR BOND MUTUAL FUNDS (OR INDIVIDUAL STOCKS OR BONDS), I WOULD SAY I'M . .
         1.  A very inexperienced investor
         2.  A somewhat inexperienced investor
         3.  A somewhat experienced investor
         4.  An experienced investor
         5.  A very experienced investor

C. I AM COMFORTABLE WITH INVESTMENTS THAT MAY LOSE MONEY FROM TIME TO TIME IF THEY OFFER THE POTENTIAL FOR HIGHER RETURNS.
         1.  I strongly disagree
         2.  I disagree
         3.  I somewhat agree
         4.  I agree
         5.  I strongly agree

D. I WILL KEEP AN INVESTMENT EVEN IF IT LOSES 10% OF ITS VALUE OVER THE COURSE OF A YEAR.
         1.  I strongly disagree
         2.  I disagree
         3.  I somewhat agree
         4.  I agree
         5.  I strongly agree

E. IN ADDITION TO MY LONG-TERM INVESTMENTS, I HAVE EMERGENCY SAVINGS EQUAL TO ____ MONTHS OF MY TAKE-HOME PAY.
         1.  Zero
         2.  One
         3.  Two
         4.  Three
         5.  Four or more

F.       I FIND IT EASY TO PAY MY MONTHLY BILLS FROM MY CURRENT PAY.
         1.  I strongly disagree
         2.  I disagree
         3.  I somewhat agree
         4.  I agree
         5.  I strongly agree

G.       Overall, my personal financial situation is secure.
         1.  I strongly disagree
         2.  I disagree
         3.  I somewhat agree
         4.  I agree
         5.  I strongly agree

                                 ABOUT THE QUIZ

Knowing your risk tolerance is important when you are making an investment decision. To give you a general idea of your comfort level with investing, circle the response that most closely matches your personal situation. Keep in mind, though, that there is no "foolproof" way to accurately gauge your risk tolerance. Scoring for the quiz is below.


                              HOW TO SCORE THE QUIZ

Use the number of your answer as the number of points scored. For instance, if you chose answer #3 to a question, that's worth three points. Add up your points and check below for the type of investor you are. (Note: If you chose answer #1 or #2 to Question C, subtract five points from your total score.)

- If you scored between 0 and 25 points, you are considered a conservative investor.
- If you scored between 26 and 32 points, you are considered a moderate investor.
- If you scored between 33 and 35 points, you are considered an aggressive investor.

AN INVESTMENT PRIMER

Whether you are investing for the short or long term, keep these three points in mind:

1. INVEST IN ALL THREE OF THE MAJOR ASSET CLASSES.

Most people use a combination of . . .

- Stocks, which are considered the "riskiest" of the three asset classes. Day to day, or even year to year, stocks tend to have wide price swings. Despite this potential for significant price fluctuation, however, stocks have historically offered higher returns than the other major asset classes over longer periods.

- Bonds, which are chiefly influenced by changes in interest rates. When interest rates climb, bond prices drop; when interest rates fall, bond prices rise.

- Cash reserves, which offer more share-price (or capital) stability than stocks or bonds--but also generate lower returns. Some examples are Treasury bills and money market funds.

2. REMEMBER THAT SAFETY HAS A PRICE.

Many people want a "no-risk" investment. Remember, though, that the more safety you seek, the less potential reward you can expect--and the less you can expect in returns after inflation. Inflation affects not only the price you pay for goods and services; it also eats away at your investment returns over time. What is left is known as your "real" return--the actual return you receive after you factor in inflation (see the chart at left).

3. CHANCES ARE GOOD THAT YOU CAN AFFORD TO TAKE MORE RISK.

As the chart shows, inflation cuts into the returns of all three asset classes. However, stocks and bonds have had an easier time of outpacing inflation over time--which means that, to beat inflation, you may need to invest more aggressively.

   Don't be put off by potential downswings in the value of your investment, especially if you are investing for long periods. Time acts as a shock absorber, letting you ride out the short-term bumps that investments often provide. The longer you hold an investment, the more likely it is that you will earn a positive return.


                                PLAIN TALK ABOUT

                         INFLATION AND YOUR INVESTMENTS

No matter how you invest your money, inflation--the rising cost of living--is a constant threat to your investment returns. The chart below shows how stocks, bonds, and cash reserves have fared against inflation over time.


                              INFLATION'S EFFECT ON
                               INVESTMENT RETURNS
                                   (1926-1996)


                                    [GRAPH]



/ / REAL RETURN AFTER INFLATION

/ / AVERAGE ANNUAL RATE
    OF INFLATION


Source: (C) Stocks, Bonds, Bills, and Inflation 1997 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.


CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, investment contracts, and U.S. Treasury bills.


COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.



COUNTRY RISK

The possibility that events such as changes in regulation, political or financial troubles or natural disasters will adversely affect the market value of securities issued by companies or governments in that country.



DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by the fund's investments.


EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.


FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.


GROWTH STOCK FUND

A mutual fund that emphasizes stocks of companies whose strong earnings and revenue potential indicate above-average prospects for capital growth.


INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.


MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.


PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.


PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.


PRINCIPAL

The amount of your own money you put into an investment.


TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.


VALUE STOCK FUND

A mutual fund that focuses on stocks of companies that, considering their earnings and dividends, are attractively priced.


VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.


YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                       [THE VANGUARD GROUP LOGO]

                                                            Post Office Box 2600
                                                          Valley Forge, PA 19482


INVESTOR INFORMATION               VANGUARD BROKERAGE                  ELECTRONIC ACCESS TO THE
DEPARTMENT                         SERVICES                            VANGUARD MUTUAL FUND
1-800-662-7447 (SHIP)              1-800-992-8327                      EDUCATION AND INFORMATION
TEXT TELEPHONE:                    For information on trading          CENTER
1-800-952-3335                     stocks, bonds, and options          World Wide Web
For information on our funds,      at reduced commissions              http://www.vanguard.com
fund services, and retirement
accounts; requests for             VANGUARD TELE-ACCOUNT(R)            E-mail
literature                         1-800-662-6273 (ON-BOARD)           online@vanguard.com
                                   For 24-hour automated access
CLIENT SERVICES DEPARTMENT         to price and yield, information
1-800-662-2739 (CREW)              on your account, certain
TEXT TELEPHONE:                    transactions
1-800-662-2738
For information on your
account, account transactions,
account statements

1997 Vanguard Marketing
Corporation, Distributor

PO26N

VANGUARD/
MORGAN GROWTH
FUND

Institutional Prospectus
April 30, 1997


This prospectus contains financial data for the Fund through the fiscal year ended December 31, 1996.

[GRAPHIC OF SHIP]
[VANGUARD LOGO]

VANGUARD/MORGAN GROWTH FUND                          A Growth Stock Mutual Fund

CONTENTS

Fund Expenses               2

Financial Highlights        3

A Word About Risk           4

The Fund's Objective        4

Who Should Invest           4

Investment Strategies       5

Investment Policies         7

Investment Limitations      8

Investment
Performance                 8

Share Price                 9

Dividends, Capital
Gains, and Taxes           10

The Fund and
Vanguard                   10

Investment Advisers        10

General Information        12

Investing
with Vanguard

- For Plan Participants    13

- For Other
  Institutional Investors  13

Accessing Fund
Information
by Computer                14

Prospectus Postscript      15

Risk Quiz                  16

Glossary    Inside Back Cover


INVESTMENT OBJECTIVE AND POLICIES
Vanguard/Morgan Growth Fund, Inc. (the "Fund") is an open-end diversified investment company, or mutual fund.

         The Fund seeks to provide long-term capital growth by investing mainly in equity securities of large, established companies that have strong sales and earnings records or have performed well during certain market cycles. The Fund also invests in stocks of smaller companies that offer good expansion prospects.

         IT IS IMPORTANT TO NOTE THAT THE FUND'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

FEES AND EXPENSES
The Fund is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

IMPORTANT NOTE
This prospectus is intended for institutional clients and for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.

ADDITIONAL INFORMATION ABOUT THE FUND
A Statement of Additional Information (dated April 30, 1997) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by contacting Vanguard (see back cover).


WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the objective, risks, and strategies of Vanguard/Morgan Growth Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

FUND PROFILE                                         Vanguard/Morgan Growth Fund


WHO SHOULD INVEST (page 4)

- Investors seeking a growth stock mutual fund as part of a balanced and diversified investment program.

- Investors seeking growth of their capital over the long term--at least five years.

WHO SHOULD NOT INVEST

-   Investors seeking current dividend income.

-   Investors unwilling to accept significant fluctuations in share price.

RISKS OF THE FUND (pages 4-7)

This Fund's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Fund is subject to manager risk (the chance that poor security selection will cause it to lag the stock market as a whole) and, as a growth stock fund, to objective risk (the chance that returns from growth stocks will trail returns from the overall stock market).

DIVIDENDS AND CAPITAL GAINS (page 10)

Paid annually in December. In participant accounts, all distributions are automatically reinvested.


INVESTMENT ADVISERS (page 10)


The Fund employs a multi-adviser approach:

-   Wellington Management Company, LLP, Boston.

-   Franklin Portfolio Associates LLC, Boston.

-   Husic Capital Management, San Francisco.

-   Vanguard Core Management Group.

INCEPTION DATE: December 31, 1968

NET ASSETS AS OF 12/31/96: $2.05 billion

FUND'S EXPENSE RATIO FOR THE
YEAR ENDED 12/31/96: 0.51%

NEWSPAPER ABBREVIATION: Morg

VANGUARD FUND NUMBER: 026

AVERAGE ANNUAL TOTAL RETURNS--
PERIODS ENDED DECEMBER 31, 1996


                           1 Year       5 Years      10 Years
                           ----------------------------------
Morgan Growth Fund         23.3%        14.2%        14.6%
S&P 500 Index              23.0         15.2         15.3


QUARTERLY RETURNS (%) 1987-1996 (intended to show volatility of returns)

[GRAPH]

In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks before adjusting for inflation were relatively high during the periods shown. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns shown are net of expenses, but they do not reflect income taxes an investor would have incurred. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                                PLAIN TALK ABOUT

                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

                                PLAIN TALK ABOUT

                                  FUND EXPENSES


All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard/Morgan Growth Fund's expense ratio in fiscal year 1996 was 0.51%, or $5.10 per $1,000 of average net assets. The average growth equity mutual fund had expenses in 1996 of 1.50%, or $15.00 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.



FUND EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Fund.

    As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund:

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed On Purchases:                            None
Sales Load Imposed On Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None

    The next table illustrates the operating expenses that you would incur as a shareholder of the Fund. These expenses are deducted from the Fund's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Fund, providing shareholder services, and other activities. The expenses shown in the table are for the fiscal year ended December 31, 1996.

ANNUAL FUND OPERATING EXPENSES
Management and Administrative Expenses:                                    0.31%
Investment Advisory Expenses:                                              0.16%
12b-1 Marketing Fees:                                                      None
Other Expenses
   Marketing and Distribution Costs:                             0.02%
   Miscellaneous Expenses (e.g., Taxes, Auditing):               0.02%
                                                                 -----
Total Other Expenses:                                                      0.04%
                                                                           -----
   TOTAL OPERATING EXPENSES (EXPENSE RATIO):                               0.51%
                                                                           =====



    The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes (1) that the Fund provides a return of 5% a year and (2) that you redeem your investment at the end of each period.


--------------------------------------------------------------------------------
           1 Year      3 Years      5 Years     10 Years
--------------------------------------------------------------------------------
             $5          $16          $29          $64
--------------------------------------------------------------------------------


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


The following financial highlights table shows the results for a share outstanding for each of the last ten years ended December 31, 1996. The financial highlights were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent Annual Report to shareholders. The Annual Report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Fund's performance. You may have the Report sent to you without charge by writing to or calling Vanguard (see back cover).



---------------------------------------------------------------------------------------------------------------------------
                                                          Year Ended December 31,
                         --------------------------------------------------------------------------------------------------
                           1996     1995       1994       1993     1992      1991      1990      1989      1988      1987
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD     $ 14.09   $ 11.36    $ 12.01   $ 12.65   $ 12.20   $ 10.40   $ 11.72   $ 10.27   $  9.39   $ 11.50
                         --------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income       .14       .15        .14       .18       .18       .29       .32       .28       .25       .23
 Net Realized and
  Unrealized Gain (Loss)
  on Investments            3.07      3.89       (.34)      .71       .97      2.66      (.50)     2.04      1.85       .31
                         --------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS               3.21      4.04       (.20)      .89      1.15      2.95      (.18)     2.32      2.10       .54
                         --------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income         (.14)     (.15)      (.14)     (.18)     (.18)     (.29)     (.34)     (.28)     (.24)     (.20)
 Distributions from
  Realized Capital Gains   (1.53)    (1.16)      (.31)    (1.35)     (.52)     (.86)     (.80)     (.59)     (.98)    (2.45)
                         --------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS      (1.67)    (1.31)      (.45)    (1.53)     (.70)    (1.15)    (1.14)     (.87)    (1.22)    (2.65)
                         --------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD           $ 15.63   $ 14.09    $ 11.36   $ 12.01   $ 12.65   $ 12.20   $ 10.40   $ 11.72   $ 10.27   $  9.39
===========================================================================================================================
TOTAL RETURN               23.30%    35.98%    -1.67%      7.32%     9.54%    29.33%   -1.51%     22.66%    22.34%     5.02%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)       $ 2,054   $ 1,471    $ 1,075   $ 1,135   $ 1,116   $   957   $   697   $   733   $   622   $   538
Ratio of Expenses to
 Average Net Assets         0.51%     0.49%*     0.50%     0.49%     0.48%     0.46%     0.55%     0.51%     0.55%     0.46%
Ratio of Net Investment
 Income to Average
 Net Assets                 0.97%     1.10%      1.15%     1.36%     1.51%     2.36%     2.77%     2.38%     2.20%     1.52%
Portfolio Turnover Rate       73%       76%        84%       72%       64%       52%       73%       27%       32%       43%
Average Commission
 Rate Paid               $ .0362       N/A        N/A       N/A       N/A       N/A       N/A       N/A       N/A       N/A
---------------------------------------------------------------------------------------------------------------------------


* Beginning in fiscal year 1995, this figure does not include expense reductions from directed brokerage arrangements. The Ratio of Net Expenses to Average Net Assets was 0.48%.
--------------------------------------------------------------------------------

    From time to time, the Vanguard funds advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.


                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


The Fund began fiscal 1996 with a net asset value (price) of $14.09 per share. During the year, the Fund earned $0.14 per share from investment income (interest and dividends) and $3.07 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Of those total earnings of $3.21 per share, $1.67 was returned to shareholders in the form of distributions ($0.14 in dividends, $1.53 in capital gains). The earnings ($3.21 per share) less distributions ($1.67 per share) resulted in a share price of $15.63 at the end of the year, an increase of $1.54 per share (from $14.09 at the beginning of the period to $15.63 at the end of the period). Assuming that the shareholder had reinvested the distributions in the purchase of more shares, total return from the Fund was 23.30% for the year.


    As of December 31, 1996, the Fund had $2.05 billion in net assets; an expense ratio of 0.51% ($5.10 per $1,000 of net assets); and net investment income amounting to 0.97% of its average net assets. It sold and replaced securities valued at 73% of its total net assets.

                                PLAIN TALK ABOUT

                                  GROWTH FUNDS
                                 AND VALUE FUNDS


Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth and value stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hope of a greater increase in share price, while value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations.


                                PLAIN TALK ABOUT

                           INVESTING FOR THE LONG TERM

Vanguard/Morgan Growth Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.


--------------------------------------------------------------------------------
A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in Vanguard/Morgan Growth Fund. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. However, as you consider an investment in Vanguard/Morgan Growth Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

    Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Fund, will confront.
--------------------------------------------------------------------------------

THE FUND'S OBJECTIVE

Vanguard/Morgan Growth Fund seeks to provide long-term growth of capital. This objective is fundamental, which means that it cannot be changed unless a majority of shareholders vote to do so.

[FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES, YOUR INVESTMENT IN THE FUND, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.


WHO SHOULD INVEST

The Fund may be a suitable investment for you if:



- You wish to add a growth stock fund to your existing holdings, which could include other stock--as well as bond and money market--investments.


-   You are seeking growth of capital over the long term--at least five years.

- You are seeking a fund that invests in growth companies representing a wide variety of industries.

-   You are not looking for current income.

    This Fund is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Fund's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:


- The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor. If you own shares of the Fund as an investment or savings plan, your plan dictates the rules governing exchanges. Contact your plan administrator for details.


- There is a limit on the number of times you can exchange into or out of the Fund.


-   The Fund reserves the right to stop offering shares at any time.



INVESTMENT STRATEGIES

This section explains how Vanguard/Morgan Growth Fund's investment advisers pursue the objective of long-term capital growth. It also explains several important risks--market risk, objective risk, manager risk, and country risk--faced by investors in the Fund. Unlike the Fund's investment objective, the advisers' investment strategies are not fundamental and can be changed by the Fund's board of directors without shareholder approval. However, before making any important change in its policies, the Fund will give shareholders 30-days notice, in writing.

MARKET EXPOSURE

The Fund is a growth fund that invests mainly in large-capitalization common stocks. The Fund also includes stocks of smaller companies that--even though they may not have a long history of growth--one of the Fund's advisers finds attractive. All stocks are chosen for their above-average earnings growth potential. At times, the Fund may also invest in securities that are convertible into common stocks.

[FLAG] THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

    To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between best and worst tends to narrow over the long term.


-----------------------------------------------------------------------------------
                                         U.S. Stock Market Returns (1926-1996)
-----------------------------------------------------------------------------------
                                    1 Year       5 Years      10 Years     20 Years
-----------------------------------------------------------------------------------
Best                                53.9%        23.9%        20.1%        16.9%
Worst                              -43.3        -12.5         -0.9          3.1
Average                             12.7         10.4         10.8         10.8
-----------------------------------------------------------------------------------



                                PLAIN TALK ABOUT

                             COSTS AND MARKET TIMING

Some investors try to profit from "market timing"--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by closely monitoring daily transactions.

                                PLAIN TALK ABOUT

                               LARGE-CAP, MID-CAP,
                              AND SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median total market value exceeding $5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $5 billion. Small-cap funds hold stocks of companies with a median market value of less than $1 billion.

                                PLAIN TALK ABOUT

                            PORTFOLIO DIVERSIFICATION

In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 25% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.



    The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1996. For example, while the average return on stocks for all of the 5-year periods was 10.4%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1951 through 1955). These average returns reflect past performance and should not be regarded as an indication of future returns from either the stock market as a whole or this Fund in particular.


    Finally, because Morgan Growth Fund does not hold the same securities held in the S&P 500 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

[FLAG] THE FUND IS SUBJECT TO OBJECTIVE RISK, WHICH IS THE POSSIBILITY THAT RETURNS FROM GROWTH STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. AS A GROUP, GROWTH STOCKS TEND TO GO THROUGH CYCLES OF RELATIVE UNDERPERFORMANCE AND OUTPERFORMANCE IN COMPARISON TO COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION

In an attempt to ensure broad diversification, Morgan Growth Fund employs four investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Fund.

    The four investment advisers employ active investment management methods, which means securities are bought and sold according to the advisers' judgments about companies and their financial prospects, and about the stock markets and the economy in general.

    Each adviser is responsible for investing a specific percentage of the Fund's assets. Before the Fund makes a significant change in an adviser's percentage, shareholders will receive 30-days notice, in writing.

    Wellington Management Company, LLP (WMC), which is responsible for about 39% of the Fund's assets, uses traditional methods of stock selection--company research and analysis--to identify companies that it feels have above-average growth prospects, particularly those in industries undergoing change.

    Husic Capital Management (Husic), which manages about 12% of the Fund's assets, also employs traditional stock selection methods, but with a difference. Husic evaluates stocks based on several key factors, such as how well a company's stock performs as a result of changes within the company or its industry, or how actual company performance (as reflected in, for example, sales growth and new product introduction) compares to Husic's own forecast for the company.

    The remaining two advisers, Franklin Portfolio Associates LLC (FPA) and Vanguard Core Management Group, employ a "quantitative" investment approach. In other words, they use computer techniques to track--and, if possible, outperform--a specific market standard. For Morgan Growth Fund, this market standard is the Growth Fund Stock Index, which is made up of the nation's 50 largest growth funds. FPA manages about 35% and the Core Management Group handles about 9% of the Fund's assets.

    Any Fund assets held in cash reserves are managed, at no cost to the Fund, by The Vanguard Group, Inc.

    The Fund's top ten holdings (which amounted to about 12% of the Fund's total net assets) as of December 31, 1996, follow.

    1. Cisco Systems, Inc.
    2. General Electric Co.
    3. Transocean Offshore Inc.


    4. Republic Industries, Inc.

    5. Kimberly-Clark Corp.
    6. Compaq Computer Corp.
    7. Travelers Group Inc.
    8. Rhone-Poulenc Rorer, Inc.
    9. Ace, Ltd.
   10. Liberty Media Group Class A

    Keep in mind that, because the makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT ONE OR MORE OF THE FUND'S INVESTMENT ADVISERS MAY DO A POOR JOB OF SELECTING STOCKS.

PORTFOLIO TURNOVER

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Fund's average turnover rate for the past ten years has been about 50%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)


INVESTMENT POLICIES

Besides investing in common stocks of growth companies, the Fund may follow a number of investment policies to achieve its objective.

    The Fund may invest up to 20% of its assets in securities of companies based outside the United States. These securities may be traded in U.S. or foreign markets.

[FLAG] THE FUND IS SUBJECT TO COUNTRY RISK, WHICH IS THE POSSIBILITY THAT POLITICAL EVENTS (SUCH AS A WAR), FINANCIAL PROBLEMS (SUCH AS GOVERNMENT DEFAULT), OR NATURAL DISASTERS (SUCH AS AN EARTHQUAKE) WILL WEAKEN A COUNTRY'S ECONOMY AND CAUSE INVESTMENTS IN THAT COUNTRY TO LOSE MONEY.

    The Fund may also invest in derivatives.


    The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.


                                PLAIN TALK ABOUT

                               PORTFOLIO TURNOVER


Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. The average turnover rate for actively managed funds investing in common stocks is 75%.


                                PLAIN TALK ABOUT

                                  THE RISKS OF
                             INTERNATIONAL INVESTING

Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than in the U.S. These factors, among others, could negatively impact the returns Americans receive from a foreign investment. For more information about foreign investment risk, see the Statement of Additional Information.

                                PLAIN TALK ABOUT

                                   DERIVATIVES


A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives--some of which can carry considerable risks.



[FLAG] ALTHOUGH IT HAS NOT DONE SO IN THE PAST, THE FUND RESERVES THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN STOCK FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES.


    Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. This Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Fund will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Fund's assets--up to 5% if required for deposit and no more than 20% of total assets--may be committed to such contracts.


    The reasons for which the Fund may use futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

-   To make it easier to trade.

- To reduce costs by buying futures instead of actual stocks when futures are cheaper.


    The Fund will usually hold only a small percentage of its assets in cash reserves, although if the investment advisers believe that market conditions warrant a temporary defensive measure, the Fund may hold cash reserves without limit. Cash reserves refer to short-term interest-bearing securities that can easily and quickly be converted to cash, such as those described in the prospectus glossary.



INVESTMENT LIMITATIONS

To reduce risk and maintain diversification, the Fund has adopted limits on some of its investment policies. Specifically, the Fund will not:

-   Invest more than 25% of its assets in any one industry.

- Borrow money, except for the purpose of meeting shareholder requests to redeem shares.

    With respect to 75% of its assets, this Fund will not:

-   Invest more than 5% in the securities of any one company.

-   Buy more than 10% of the outstanding voting securities of any company.

    The limitations listed in this prospectus and in the Statement of Additional Information are fundamental and may be changed only by approval of a majority of the Fund's shareholders.


INVESTMENT PERFORMANCE

Vanguard/Morgan Growth Fund invests primarily in common stocks, so its performance is closely correlated to the performance of the overall stock market. Historically, performance of the stock markets, both foreign and domestic, has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.

           AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 12/31/96

                        Vanguard/Morgan Growth Fund         S&P 500 Index
 1 Year                      23.3%                          23.0%
 3 Years                     18.1%                          19.7%
 5 Years                     14.2%                          15.2%
10 Years                     14.6%                          15.3%
20 Years                     15.0%                          14.6%
25 Years                     12.4%                          12.6%

    The results shown above represent the Fund's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged S&P 500 Index. The chart does not make any allowance for federal, state, or local income taxes that shareholders must pay on a current basis.

    In weighing these performance figures, note that the Fund has been in operation since December 31, 1968, and that until April 24, 1990, Wellington Management Company, LLP was the Fund's only investment adviser (Franklin Portfolio Associates LLC was added as an adviser in 1990; Husic Capital Management and Vanguard Core Management Group were added in 1993).


SHARE PRICE


The Fund's share price, called its net asset value, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the New York Stock Exchange. The net asset value per share is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:


                            TOTAL ASSETS   -   LIABILITIES
   NET ASSET VALUE =     ------------------------------------
                             NUMBER OF SHARES OUTSTANDING

    The daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

    The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Group. Different newspapers use different abbreviations of the Fund's name, but the most common is MORG.


                                PLAIN TALK ABOUT

                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS
As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that the fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE
The Vanguard Group, Inc. is the only mutual mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.


DIVIDENDS, CAPITAL GAINS, AND TAXES

Each December, the Fund distributes to shareholders virtually all of its income from interest and dividends, as well as any capital gains realized from the sale of securities.


         If you own shares of the Fund as an investment option in an employer-sponsored retirement or savings plan, these dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your own tax adviser about the tax consequences of an investment in the Fund and of any plan withdrawals.



         If your Vanguard/Morgan Growth Fund investment is not part of an employer-sponsored plan, you can receive distributions of income or capital gains in cash, or you may have them automatically reinvested in more shares of the Fund. Both dividend and capital gains distributions--whether received in cash or reinvested in additional shares--are subject to federal (and possibly state and local) income taxes, no matter how long you have held the shares in the Fund. You should consult your own tax adviser about other tax consequences of an investment in the Fund.


THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $250 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

         Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

         A list of the Fund's directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.


INVESTMENT ADVISERS

The Fund employs four investment advisers. Each manages its percentage of the Fund's assets subject to the control of the officers and directors of the Fund.


         Wellington Management Company, LLP (WMC), 75 State Street, Boston, MA 02109, was founded in 1933. The investment advisory firm currently manages more than $140 billion in stock and bond portfolios, including 13 Vanguard funds. As of December 31, 1996, WMC managed 39% of Morgan Growth Fund's assets.

         WMC's advisory fee is based on average month-end net assets managed:


           --------------------------------------------
           ASSETS MANAGED                        FEE
           --------------------------------------------
           First $500 million                    0.175%
           Next  $500 million                    0.100
           Assets over $1 billion                0.075
           --------------------------------------------

         WMC's advisory fee may be adjusted based on its 36-month cumulative total return performance as compared to that of the Growth Fund Stock Index. Under the fee schedule, WMC's basic fee may be increased or decreased by as much as 0.5%.


         Franklin Portfolio Associates LLC (FPA), Two International Place, Boston, MA 02110, is a professional advisory firm founded in 1982. FPA currently manages approximately $10.7 billion in assets. As of December 31, 1996, FPA managed 35% of Morgan Growth Fund's assets.


         FPA's advisory fee is paid quarterly, based on average month-end net assets managed during the quarter:

           --------------------------------------------
           ASSETS MANAGED                         FEE
           --------------------------------------------
           First $100 million                     0.25%
           Next  $200 million                     0.20
           Next  $200 million                     0.15
           Assets over $500 million               0.10
           --------------------------------------------

         FPA's advisory fee may be adjusted based on its total return performance as compared to that of the Growth Fund Stock Index. Under the fee schedule, FPA's basic fee may be increased or decreased by as much as 0.10%.

         Husic Capital Management (Husic), 555 California Street, Suite 2900, San Francisco, CA 94104, was founded in 1986 and manages about $4.1 billion in assets. Husic managed 12% of Morgan Growth Fund's assets as of December 31, 1996.


         Husic's advisory fee is paid quarterly, based on average month-end net assets managed during the quarter:




           --------------------------------------------
           ASSETS MANAGED                         FEE
           --------------------------------------------
           First $25 million                      0.40%
           Next  $125 million                     0.35
           Next  $350 million                     0.25
           Next  $500 million                     0.20
           Assets over $1 billion                 0.15
           --------------------------------------------

   Husic's advisory fee may be adjusted based on its total return performance as compared to that of the Growth Fund Stock Index. Under the fee schedule, Husic's basic fee may be increased or decreased by as much as 75%.


                                PLAIN TALK ABOUT
                               THE FUND'S ADVISERS

Since February 1994, the manager responsible for WMC's portion of Morgan Growth Fund has been ROBERT D. RANDS, CFA, Senior Vice President of WMC; 31 years investment experience, 19 years with WMC; B.A. from Yale University, M.B.A. from the University of Pennsylvania.

         JOHN J. NAGORNIAK, CFA, President of FPA (27 years investment experience, formerly chief investment officer with State Street Bank and Trust Company; B.A. from Princeton University, M.S. from The Sloan School of Management, Massachusetts Institute of Technology), has managed FPA's percentage of the Fund's assets since 1990.

         The person responsible for Husic's portion of Morgan Growth Fund since 1993 has been FRANK J. HUSIC, CFA, Managing Partner; 24 years investment experience; formerly Senior Vice President and Director at Alliance Capital Management; B.S. and M.S. from Carnegie Mellon University, M.S., Ph.D. from the University of Pennsylvania.

         GEORGE U. SAUTER, Principal of Vanguard (12 years investment experience, 10 years primary responsibility for Vanguard Core Management Group; A.B. from Dartmouth College, M.B.A. from the University of Chicago), has overseen Vanguard Core Management Group's portion of the Fund's assets since 1993.

         Vanguard Core Management Group, P.O. Box 2600, Valley Forge, PA 19482, was responsible for 9% of Morgan Growth Fund's assets as of December 31, 1996. The Group provides investment advisory services to several Vanguard funds, managing more than $59 billion in total assets as of year-end 1996. Vanguard Core Management Group provides advisory services to the Fund on an at-cost basis.


         Any Fund assets held in cash (which, as of December 31, 1996, equaled 5% of the Fund's assets) are managed, at no cost to the Fund, by The Vanguard Group, Inc.


         For the year ended December 31, 1996, the total fee paid by Vanguard/Morgan Growth Fund to its advisers was approximately $2.86 million, which included a base fee of $2.87 million and a decrease, based on adviser performance, of $11,000.


         At times, an adviser may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund. However, the adviser will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services to the Fund.

         The board of directors may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for one of the existing advisers or as an additional adviser. However, no such change would be made before giving shareholders 30-days notice, in writing.



GENERAL INFORMATION


Vanguard/Morgan Growth Fund, Inc., is organized under the laws of the state of Maryland. Shareholders of the Fund have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Fund except as required by the Investment Company Act of 1940. A meeting will be scheduled (for example, to vote on the removal of a director) if the holders of at least 10% of the Fund's shares request a meeting in writing.

INVESTING WITH VANGUARD

FOR PLAN PARTICIPANTS
Vanguard/Morgan Growth Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Services Department, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. However, because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard reserves the right to refuse any exchange request. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.

  Before making an exchange, you should consider the following:

- Before you exchange to another Vanguard fund available in your plan, you should read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.

FOR OTHER INSTITUTIONAL INVESTORS
If you have questions about Vanguard/Morgan Growth Fund, including how to establish an account, call Vanguard, toll-free, at 1-800-523-1036.

         If you have questions about an existing account, contact your Vanguard account administrator.

TRANSACTIONS
Purchases, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that Vanguard has received the appropriate assets. The price of shares bought, exchanged, or sold will be the Fund's next-determined net asset value after Vanguard has processed your request, provided your request has been received before 4 p.m. Eastern time.

  Vanguard must consider the interests of all Fund shareholders and so reserves the right to . . .

- Delay or reject any purchase or exchange request that may disrupt the Fund's operation or performance.

- Revise or terminate the exchange privilege or limit the amount of an exchange, at any time, without notice.

- Take up to seven days to deliver your redemption proceeds.

- Pay redemption proceeds--in whole or in part--through a distribution in kind of readily marketable securities.



ACCESSING FUND INFORMATION BY COMPUTER


  VANGUARD ON THE            Use your personal computer to visit Vanguard's
  WORLD WIDE WEB             education-oriented website, which provides timely
  http://www.vanguard.com    news and information about Vanguard funds and
                             services; an on-line "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.



  VANGUARD ONLINE            Use your personal computer to learn more about
  Keyword: Vanguard          Vanguard funds and services; keep in touch with
                             your Vanguard accounts; map out a long-term investment strategy; and ask questions, make suggestions, and send messages to Vanguard.
                             Vanguard Online is offered through America Online
                             (R) (AOL). To establish an AOL account, call
                             1-800-238-6336.

PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about Vanguard/Morgan Growth Fund, including its investment objective, risks, strategies, and expenses.

         It is important that you understand these facts so that you can decide whether an investment in this Fund is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN . . .


/ / The Fund's objective? (page 4)



/ / The Fund's investment strategies? (page 5)



/ / Who should invest in the Fund? (page 4)



/ / The risks associated with the Fund? (pages 4-8)


/ / Whether the Fund is federally insured?
    (inside front cover)


/ / The Fund's expenses? (page 2)



/ / The background of the Fund's investment managers? (page 10)


                                PLAIN TALK ABOUT
                             KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether Vanguard/Morgan Growth Fund is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

                                 ABOUT THE QUIZ

Knowing your risk tolerance is important when you are making an investment decision. To give you a general idea of your comfort level with investing, circle the response that most closely matches your personal situation. Keep in mind, though, that there is no "foolproof" way to accurately gauge your risk tolerance. Scoring for the quiz is below.

                              HOW TO SCORE THE QUIZ

Use the number of your answer as the number of points scored. For instance, if you chose answer #3 to a question, that's worth three points. Add up your points and check below for the type of investor you are. (Note: If you chose answer #1 or #2 to Question C, subtract five points from your total score.)

- If you scored between 0 and 25 points, you are considered a conservative investor.

- If you scored between 26 and 32 points, you are considered a moderate investor.

- If you scored between 33 and 35 points, you are considered an aggressive investor.


A SIMPLE RISK QUIZ

A. I HAVE BEEN INVESTING IN STOCK AND BOND MUTUAL FUNDS (OR IN INDIVIDUAL STOCKS OR BONDS) FOR . . .
    1.  Less than a year
    2.  1-2 years
    3.  3-4 years
    4.  5-9 years
    5.  10 years or more

B. WHEN IT COMES TO INVESTING IN STOCK OR BOND MUTUAL FUNDS (OR INDIVIDUAL STOCKS OR BONDS), I WOULD SAY I'M . . .
    1.  A very inexperienced investor
    2.  A somewhat inexperienced investor
    3.  A somewhat experienced investor
    4.  An experienced investor
    5.  A very experienced investor

C. I AM COMFORTABLE WITH INVESTMENTS THAT MAY LOSE MONEY FROM TIME TO TIME IF THEY OFFER THE POTENTIAL FOR HIGHER RETURNS.
    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

D. I WILL KEEP AN INVESTMENT EVEN IF IT LOSES 10% OF ITS VALUE OVER THE COURSE OF A YEAR.
    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

E. IN ADDITION TO MY LONG-TERM INVESTMENTS, I HAVE EMERGENCY SAVINGS EQUAL TO ____ MONTHS OF MY TAKE-HOME PAY.
    1.  Zero
    2.  One
    3.  Two
    4.  Three
    5.  Four or more

F.  I FIND IT EASY TO PAY MY MONTHLY BILLS FROM MY CURRENT PAY.
    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

G.  OVERALL, MY PERSONAL FINANCIAL SITUATION IS SECURE.
    1.  I strongly disagree
    2.  I disagree
    3.  I somewhat agree
    4.  I agree
    5.  I strongly agree

                          GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES
Cash deposits as well as short-term bank deposits, money market instruments, investment contracts, and U.S. Treasury bills.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The possibility that events such as changes in regulation, political or financial troubles or natural disasters will adversely affect the market value of securities issued by companies or governments in that country.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by the fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

FIXED-INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies whose strong earnings and revenue potential indicate above-average prospects for capital growth.

INVESTMENT ADVISER
An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION
Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of your own money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that focuses on stocks of companies that, considering their earnings and dividends, are attractively priced.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD GROUP LOGO]

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482

FOR PARTICIPANTS IN EMPLOYER-SPONSORED PLANS

PARTICIPANT SERVICES DEPARTMENT
1-800-523-1188
TEXT TELEPHONE:
1-800-523-8004
For information on the Vanguard funds in your plan, Monday through Friday
8:30 a.m. to 7 p.m.,
Eastern time

FOR OTHER INSTITUTIONAL INVESTORS
1-800-523-1036
For information on Vanguard funds and services

ELECTRONIC ACCESS TO THE VANGUARD MUTUAL FUND EDUCATION AND INFORMATION CENTER World Wide Web http://www.vanguard.com

E-mail
online@vanguard.com


1997 Vanguard Marketing
Corporation, Distributor

IO26N

                                     PART B

                       VANGUARD/MORGAN GROWTH FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 30, 1997



     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated April 30, 1997). To obtain the Prospectus please call the Investor Information Department:


                                 1-800-662-7447

                               TABLE OF CONTENTS


                                                                                            PAGE
                                                                                            ----
Investment Objective and Policies.........................................................     1
Investment Limitations....................................................................     5
Purchase of Shares........................................................................     6
Redemption of Shares......................................................................     7
Management of the Fund....................................................................     8
Investment Advisory Services..............................................................    11
Portfolio Transactions....................................................................    16
Yield and Total Return....................................................................    17
Performance Measures......................................................................    17
Financial Statements......................................................................    20
Appendix -- Description of Securities.....................................................    20


                       INVESTMENT OBJECTIVE AND POLICIES

     PORTFOLIO TURNOVER While the rate of portfolio turnover is not a limiting factor when management deems changes appropriate, it is anticipated that the Fund's annual portfolio turnover rate will not normally exceed 100%. A rate of turnover of 100% could occur, for example, if all of the securities in the Fund's portfolio are replaced within a period of one year. The Fund's portfolio turnover rate for each of its last ten fiscal years is set forth under "Financial Highlights," in the Fund's Prospectus.

     REPURCHASE AGREEMENTS The Fund may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board of Directors will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale for which there are no readily available market quotations. From time to time, the Fund's Board of Directors may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above. See "Illiquid Securities" on page 3.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     LENDING OF SECURITIES The Fund may lend its securities on a short-term or long-term basis to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e. the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's directors. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.


     FOREIGN INVESTMENTS As indicated in the Prospectus, the Fund may invest up to 20% of its assets in foreign securities and may engage in currency transactions with respect to these investments. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.


     Country Risk As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodial arrangement for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from its foreign investments.

     Currency Risk Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     ILLIQUID SECURITIES Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books. An illiquid security includes repurchase agreements which have a maturity of longer than seven days, securities which are illiquid by virtue of the absence of a readily available market, and demand instruments with a demand notice exceeding seven days. Illiquid securities may include securities that are not registered under the Securities Act of 1933 (the "1933 Act"); however, unregistered securities that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act will not be considered illiquid so long as it is determined by the Fund's advisor that an adequate trading market exists for the security.


     FUTURES CONTRACTS The Fund may enter into futures contracts, options, and options on futures contracts for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.


     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.


     RISK FACTORS IN FUTURES TRANSACTIONS Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.


     The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. The principal stock index futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange.

     The risk of loss in trading futures contracts in some strategies can be substantial, due to the low margin deposits required. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund is not subject to extreme losses from futures because 100% of the contract obligation is held separately in cash or cash equivalents. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Additionally, investments in futures contracts and options involve the risk that the investment advisers will incorrectly predict stock market and interest rate trends.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS The Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

     The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the distributions.

                             INVESTMENT LIMITATIONS

     The following restrictions and fundamental policies cannot be changed without approval of the holders of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act of 1940). The Fund may not under any circumstances:

      1) Borrow money, except from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, and then in an amount not exceeding 10% of the value of the Fund's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's net assets, the Fund will not make any additional investments;

      2) With respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

      3) Invest for the purpose of exercising control of management of any company;

      4) Invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets approved by the Fund's shareholders or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. The Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund;

      5) Engage in the business of underwriting securities issued by others, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;


      6) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (including the Fund's investment in The Vanguard Group, Inc., as described on page 9);


      7) Invest in commodities (except that the Fund may invest in stock futures contracts and options to the extent that not more than 5% of the Fund's assets are required as deposit to secure obligations under futures contracts and not more than 20% of the Fund's assets are invested in futures and options at any time) or real estate although the Fund may purchase and sell securities of companies which deal in real estate, or interests therein;


      8) Purchase securities on margin or sell any securities short (except as specified in 7 above);


      9) Invest more than 5% of the assets of the Fund, at the time of investment, in the securities of any issuers which have (with predecessors) a record of less than three years' continuous operation;

     10) Lend money to any person except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its portfolio securities as provided under "Lending of Securities";

     11) Pledge, mortgage, or hypothecate any of its assets to an extent greater than 5% of its total assets; and

     12) Invest more than 25% of the value of its total assets in any one industry.

     These investment limitations are considered at the time investment securities are purchased.

     Although not fundamental policies subject to shareholder vote, as long as the Fund's shares are registered for sale in certain states, it will not (i) invest in put, call, straddle or spread options, and (ii) invest in interests in oil, gas or other mineral exploration or development programs.


     Each Portfolio may not purchase or retain securities of an issuer if an officer or director of such issuer is an Officer or Director of the Fund or its investment adviser and one or more of such Officers or Directors of the Fund or its investment adviser owns beneficially more than 1/2% of the shares or securities of such issuer and all such directors and officers owning more than
 1/2% of such shares or securities together own more than 5% of such shares or securities.


     Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative, distribution or related services to the Fund and other investment companies. See "Management of the Fund."

                               PURCHASE OF SHARES

     The Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES

     The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Fund's Share Price" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

     No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

                             MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS


     The Fund's Officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth below. The mailing address of the Directors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19487.



JOHN C. BOGLE, Chairman and Director*              ALFRED M. RANKIN, JR., Director
  Chairman and Director of The Vanguard Group,     Chairman, President, and Chief Executive
  Inc., and each of the investment companies       Officer of NACCO Industries, Inc.; Director of
  in The Vanguard Group; Director of The Mead        The BFGoodrich Company, and The Standard
  Corporation, General Accident Insurance and        Products Company.
  ChrisCraft Industries, Inc.                      JOHN C. SAWHILL,
JOHN J. BRENNAN, President, Chief Executive        President and Chief Executive Officer, The
Officer & Director*                                Nature Conservancy; formerly, Director and
  President, Chief Executive Officer and             Senior Partner, McKinsey & Co., President,
  Director of The Vanguard Group, Inc., and of       New York University; Director of Pacific Gas
  each of the investment companies in The            and Electric Company, Procter & Gamble
  Vanguard Group.                                    Company and NACCO Industries.
ROBERT E. CAWTHORN, Director                       JAMES O. WELCH, JR., Director
  Chairman Emeritus of Rhone-Poulenc Rorer,        Retired Chairman of Nabisco Brands, Inc.,
  Inc.; Director of Sun Company, Inc.;             retired Vice Chairman and Director of RJR
  Director of Westinghouse Electric Corpo-           Nabisco; Director of TECO Energy, Inc. and
  ration.                                            Kmart Corporation.
BARBARA BARNES HAUPTFUHRER, Director               J. LAWRENCE WILSON, Director
  Director of The Great Atlantic and Pacific       Chairman and Chief Executive Officer of Rohm &
  Tea Company, ALCO Standard Corp., Raytheon       Haas Company; Director of Cummins Engine
  Company, Knight-Ridder, Inc., and                  Company; and Trustee of Vanderbilt
  Massachusetts Mutual Life Insurance Co. and        University.
  Trustee Emerita of Wellesley College.            RAYMOND J. KLAPINSKY, Secretary*
BRUCE K. MACLAURY, Director                        Senior Vice President and Secretary of The
  President Emeritus of The Brookings              Vanguard Group, Inc.; Secretary of each of the
  Institution; Director of American Express          investment companies in The Vanguard Group.
  Bank, Ltd., The St. Paul Companies, Inc. and
  National Steel Corporation.                      RICHARD F. HYLAND, Treasurer*
                                                   Treasurer of The Vanguard Group, Inc. and of
BURTON G. MALKIEL, Director                        each of the investment companies in The
  Chemical Bank Chairman's Professor of              Vanguard Group.
  Economics, Princeton University; Director of
  Prudential Insurance Co. of America, Amdahl      KAREN E. WEST, Controller*
  Corporation, Baker Fentress & Co., The           Principal of The Vanguard Group, Inc.;
  Jeffrey Co., and Southern New England            Controller of each of the investment companies
  Communications Company.                            in The Vanguard Group.
                                                   ---------------
                                                   *Officers of the Fund are "interested persons"
                                                   as defined in the Investment Company Act of
                                                   1940.

                               THE VANGUARD GROUP

     Vanguard/Morgan Growth Fund, Inc. is a member of The Vanguard Group of Investment Companies.

     Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.


     The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.



     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics, certain Officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.



     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At December 31, 1996, the Fund had contributed capital of $184,000 to Vanguard, representing .9% of Vanguard's capitalization. The Fund's Service Agreement provides as follows: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and
(b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's capitalization.



     MANAGEMENT Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended December 31, 1996, the Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $5,684,000.


     DISTRIBUTION Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for the shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The directors and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.


     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended December 31, 1996, the Fund paid approximately $312,000 of the Group's distribution and marketing expenses.

     INVESTMENT ADVISORY SERVICES Vanguard also provides the Fund, Vanguard Money Market Reserves, Vanguard Treasury Fund, Vanguard Municipal Bond Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Admiral Funds, Vanguard Institutional Index Fund, Vanguard Bond Index Fund, Vanguard Balanced Index Fund, Vanguard Index Trust, Vanguard International Equity Index Fund, Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the REIT Index Portfolio of Vanguard Specialized Portfolios, the Total International Portfolio of Vanguard STAR Fund, several Portfolios of Vanguard Variable Insurance Fund, a portion of Vanguard/Windsor II, as well as several indexed separate accounts with investment advisory services. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services. For the fical year ended December 31, 1996 the Fund paid Core Management $70,774 in advisory fees.



     REMUNERATION OF DIRECTORS AND OFFICERS The Fund pays each Director, who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits.



     During the fiscal year ended December 31, 1996, the Fund paid approximately $6,000 in Directors' fees and expenses to its "non-interested" Directors. The Fund's proportionate share of remuneration paid by Vanguard (and reimbursed by the Fund) during the fiscal year to all Officers of the Fund, as a group, was approximately $54,600.



     Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each officer's annual compensation plus 5.7% of that part of an eligible officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under its thrift plan, all employees are permitted to make pre-tax basic contributions in an amount up to 4% of total compensation which Vanguard matches on a 100% basis. Directors who are not Officers are paid an annual fee based on the number of years of service on the board, up to fifteen years of service, upon retirement. The fee is equal to $1,000 for each year of service and each investment company member of The Vanguard Group contributes a proportionate amount to this fee based on its relative net assets. This fee is paid, subsequent to a Director's retirement, for a period of ten years or until the death of a retired Director. The Fund's proportionate share of retirement benefits paid by Vanguard on behalf of all eligible Officers of the Fund, as a group, during the fiscal year ended December 31, 1996 was approximately $1,350.



     The following table provides detailed information with respect to the amounts paid or accrued for the Directors for the fiscal year ended December 31, 1996.


                          VANGUARD/MORGAN GROWTH FUND
                               COMPENSATION TABLE


                                AGGREGATE       PENSION OR RETIREMENT        ESTIMATED          TOTAL COMPENSATION
                               COMPENSATION      BENEFITS ACCRUED AS      ANNUAL BENEFITS     FROM ALL VANGUARD FUNDS
    NAMES OF DIRECTORS          FROM FUND       PART OF FUND EXPENSES     UPON RETIREMENT      PAID TO DIRECTORS(2)
---------------------------    ------------     ---------------------     ---------------     -----------------------
John C. Bogle(1)                     --                    --                      --                      --
John J. Brennan(1)                   --                    --                      --                      --
Barbara Barnes Hauptfuhrer         $707                 $ 110                 $15,000                 $65,000
Robert E. Cawthorn                 $707                 $  91                 $13,000                 $65,000
Bruce K. MacLaury                  $766                 $ 108                 $12,000                 $60,000
Burton G. Malkiel                  $707                 $  73                 $15,000                 $65,000
Alfred M. Rankin, Jr.              $707                 $  58                 $15,000                 $65,000
John C. Sawhill                    $707                 $  69                 $15,000                 $65,000
James O. Welch, Jr.                $707                 $  84                 $15,000                 $65,000
J. Lawrence Wilson                 $707                 $  61                 $15,000                 $65,000



(1)As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.


(2)The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 34 Vanguard Funds (33 in the case of Mr. Malkiel; 27 in the case of Mr. MacLaury).

                           INVESTMENT ADVISORY SERVICES


     The Fund currently employs four separate investment advisers each of whom manages the investment and reinvestment of a portion of the Fund's assets. Prior to April 24, 1990, Wellington Management Company served as the Fund's sole investment adviser.



     WELLINGTON MANAGEMENT COMPANY, LLP The Fund employs Wellington Management Company, LLP ("WMC") under an investment advisory agreement dated as of April 1, 1996, to manage the investment and reinvestment of approximately 39% of the assets of the Fund and to continuously review, supervise and administer the Fund's investment program. WMC discharges its responsibilities subject to the control of the officers and Directors of the Fund.


     The Fund pays WMC a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

                                        NET ASSETS                       RATE
                    ---------------------------------------------------  -----
                    First $500 million.................................  0.175%
                    Next $500 million..................................  0.100%
                    Over $1 billion....................................  0.075%

     The Basic Fee may be increased or decreased by applying an incentive/penalty fee based on the investment performance of the assets of the Fund managed by WMC relative to the investment record of The Growth Fund Stock Index (the "Index") which is described in detail in the Prospectus.

     The following table sets forth the incentive/penalty fee rates payable by the Fund to WMC under the investment advisory agreement:

                              CUMULATIVE 36-MONTH
                             PERFORMANCE VERSUS THE                 PERFORMANCE FEE
                            GROWTH FUND STOCK INDEX                   ADJUSTMENT*
               --------------------------------------------------  -----------------
               Less than -12%....................................  -0.50 x Basic Fee
               Between -12% and -6%..............................  -0.25 x Basic Fee
               Between -6% and 6%................................   0.00 x Basic Fee
               Between 6% and 12%................................  +0.25 x Basic Fee
               More than 12%.....................................  +0.50 x Basic Fee

------------
*For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the 36-month period.


     The new incentive/penalty fee will not be fully operable until the quarter ending March 31, 1999. Until that date, a "blended" fee rate consisting of varying percentages of (i) the performance adjustment based on the schedule set forth above (the "new rate"), and (ii) the performance adjustment based on the schedule set forth in the Fund's previous investment advisory agreement with the Adviser(1) (the "previous rate") shall be used as follows:



     1. QUARTER ENDING JUNE 30, 1996. The incentive/penalty fee was calculated as the sum of 8.3% (e.g., one of 12 quarters) of the fee payable under the new rate plus 91.7% (e.g., 11 of 12 quarters) of the fee payable under the previous rate.



     2. QUARTER ENDING SEPTEMBER 30, 1996. The incentive/penalty fee was calculated as the sum of 16% of the fee payable under the new rate plus 83.4% of the fee payable under the previous rate.


---------------

(1) The previous incentive/penalty fee structure provided that the Basic Fee be increased or decreased by an amount equal to .0375% per annum (.009375 of 1% per quarter) of the average month-end assets if the Fund's investment performance for the 36 months preceding the end of the quarter was between 6 and 12 percentage points above or below, respectively, the investment record of the Growth Fund Stock Index and .075% per annum (0.1875 of 1% per) of the average month-end assets of the Fund if the Fund's investment performance for the 36 months preceding the end of the quarter was twelve percentage points or more above or below, respectively, the investment record of the Growth Fund Stock Index.

     3. QUARTER ENDING DECEMBER 31, 1996. The incentive/penalty fee was calculated as the sum of 25% of the fee payable under the new rate plus 75% of the fee payable under the previous rate.



     4. QUARTER ENDING MARCH 31, 1997. The incentive/penalty fee was calculated as the sum of 33% of the fee payable under the new rate plus 67% of the fee payable under the previous rate.


     5. QUARTER ENDING JUNE 30, 1997. The incentive/penalty fee shall be calculated as the sum of 41.6% of the fee payable under the new rate plus 58.4% of the fee payable under the previous rate.

     6. QUARTER ENDING SEPTEMBER 30, 1997. The incentive/penalty fee shall be calculated as the sum of 50% of the fee payable under the new rate plus 50% of the fee payable under the previous rate.

     7. QUARTER ENDING DECEMBER 31, 1997. The incentive/penalty fee shall be calculated as the sum of 58.4% of the fee payable under the new rate plus 41.6% of the fee payable under the previous rate.

     8. QUARTER ENDING MARCH 31, 1998. The incentive/penalty fee shall be calculated as the sum of 67% of the fee payable under the new rate plus 33% of the fee payable under the previous rate.

     9. QUARTER ENDING JUNE 30, 1998. The incentive/penalty fee shall be calculated as the sum of 75% of the fee payable under the new rate and 25% of the fee payable under the previous rate.

   10. QUARTER ENDING SEPTEMBER 30, 1998. The incentive/penalty fee shall be calculated as the sum of 83.4% of the fee payable under the new rate plus 16.6% of the fee payable under the previous rate.


   11. QUARTER ENDING DECEMBER 31, 1998. The incentive/penalty fee shall be calculated as the sum of 91.7% of the fee payable under the new rate plus 8.3% of the fee payable under the previous rate.


   12. QUARTER ENDING MARCH 31, 1999.  New rate fully operable.

     For the purpose of determining the fee adjustment for investment performance, as described above, the net assets of the WMC Portfolio shall be averaged over the same period as the investment performance of the WMC Portfolio and the investment record of the Growth Fund Stock Index are computed. The investment performance of the WMC Portfolio for such period, expressed as a percentage of the WMC Portfolio's net asset value per share at the beginning of such period, shall be the sum of: (i) the change in the WMC Portfolio's net asset value per share during such period; (ii) the value of the WMC Portfolio's cash distributions per share having an ex-dividend date occurring within such period; and (iii) the per share amount of capital gains taxes paid or accrued during such period by the WMC Portfolio for undistributed realized long-term capital gains.

     The investment record of the Growth Fund Stock Index for any period, expressed as a percentage of the Growth Fund Stock Index level at the beginning of such period, shall be the sum of (i) the change in the level of the Growth Fund Stock Index during such period and (ii) the value, computed consistently with the Growth Fund Stock Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Growth Fund Stock Index. The foregoing notwithstanding, any computation of the investment performance of the WMC Portfolio and the investment record of the Growth Fund Stock Index shall be in accordance with any then applicable rules of the Securities and Exchange Commission.

     In April 1972, the Securities and Exchange Commission ("SEC") issued Release No. 7113 under the Investment Company Act of 1940 to call attention of directors and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insignificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the SEC staff) indicate that as a 'rule of thumb' the performance difference should be at least +10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular performance difference exist before the maximum fee adjustment may be made." The Release concludes that the directors of a fund "should satisfy themselves that the maximum performance adjustment will be made only for performance differences that can reasonably be considered significant." The Board of Directors of the Fund has fully considered the SEC Release and believes that the performance adjustments as included in the agreement are entirely appropriate although not within the +10 percentage points per year range suggested in the Release. Under the Fund's investment advisory agreement, the maximum performance adjustment is made at a difference of +12 percentage points from the performance of the index over a thirty-six month period, which would effectively be the equivalent of approximately +4 percentage points difference per year. The Fund's investment advisory agreement provides for no performance adjustment at a difference of less than +6 percentage points from the performance of the index over a thirty-six month period, which would be the equivalent of approximately 2 percentage points per year.

     DURATION AND TERMINATION. The new agreement with WMC became effective April 1, 1996. This agreement shall continue in effect until March 31, 1998, and thereafter, only so long as such continuance is approved at least annually by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. The agreement may be terminated without penalty at any time (1) either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days' written notice to WMC, or (2) by WMC upon ninety (90) days' written notice to the Fund.


     RELATED INFORMATION CONCERNING WELLINGTON MANAGEMENT COMPANY LLP ("WMC"), 75 State Street, Boston, MA 02109, is a professional investment counseling firm which provides investment services to investment companies, other institutions and individuals. Among the clients of WMC are more than 10 of the investment companies of The Vanguard Group. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. WMC is a Massachusetts limited liability partnership of which the following persons are managing partners:
Messrs. Robert W. Doran, Duncan M. McFarland and John R. Ryan.


     During the last three fiscal years, the Fund paid the following advisory fees to WMC:


                                                         1994        1995         1996
                                                       ---------   ---------   ----------
          Basic Fee..................................  $ 861,873   $ 892,794   $1,084,780
          Increase (Decrease) for Performance
            Adjustment...............................   (351,876)  (321,731)       51,915
                                                       ---------   ---------   ----------
               Total.................................  $ 509,997   $ 571,063   $1,136,695
                                                       =========   =========   ==========



     FRANKLIN PORTFOLIO ASSOCIATES LLC The Fund employs Franklin Portfolio Associates LLC ("Franklin") under an investment advisory agreement dated as of April 1, 1996 to manage the investment and reinvestment of 35% of the Fund's assets. Franklin discharges its responsibilities subject to the control of the Officers and Directors of the Fund.



     The Fund pays Franklin a Basic Fee by applying various percentage rates to the average month-end net assets for the quarter of the Fund managed by Franklin. The fee schedule is as follows:


                                         NET ASSETS                       RATE
                    ----------------------------------------------------  ----
                    First $100 million..................................  0.25%
                    Next $200 million...................................  0.20%
                    Next $200 million...................................  0.15%
                    Over $500 million...................................  0.10%

     The Basic Fee may be increased or decreased by applying an incentive/penalty fee based on the investment performance of the Fund relative to the investment record of the Index. Such incentive/penalty fee provides for an increase or decrease in Franklin's basic fee in an amount equal to .10% per annum (.025% per quarter) of the average month-end net assets of the portion of the Fund managed by Franklin if the investment performance of that portion of the Fund for the thirty-six months preceding the end of the quarter is six percentage points or more above or below, respectively, the investment record of the Index for the same period.

     The following table sets forth the incentive/penalty fee rates payable by the Fund to Franklin under the investment advisory agreement:

                             THREE YEAR PERFORMANCE                     ANNUAL INCENTIVE(+)/
                              DIFFERENTIAL VS. THE                        PENALTY (-) FEE
                                     INDEX                                      RATE
          ------------------------------------------------------------  --------------------
          +6% or more above...........................................          +.10%
          Between +6% and -6%.........................................          --0--
          -6% or more below...........................................          -.10%


     The investment performance of the Franklin Portfolio, the "Franklin Portfolio unit value" and the "investment record of the Index" will be calculated in the same manner as set forth under the discussion of the WMC Agreement on page 12.



     For the purposes of determining the incentive/penalty fee, the net assets of the Franklin Portfolio will be averaged over the same period as the investment performance of the Franklin Portfolio and the investment record of the Index are computed.



     The formula used to determine the performance adjustments differs from the view taken by the staff of the Securities and Exchange Commission. For a more detailed discussion, see page 12. The Board of Directors of the Fund believes that the performance adjustments, as included in the proposed agreement with Franklin, are appropriate although less than the +10 percentage points per year range suggested in SEC Release No. 7113. Under the proposed agreement, the maximum performance adjustment is made at a difference of approximately +2 percentage points per year.



     The agreement with Franklin is dated April 1, 1996 and continues until March 31, 1998, and thereafter, only so long as such continuance is approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund; in such event, such continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. The agreement may be terminated without penalty at any time (1) either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to Franklin, or (2) by Franklin upon 90 days' written notice to the Fund.



     During the last three fiscal years, the Fund paid Franklin the following advisory fees:



                                                            1994       1995       1996
                                                          --------   --------   --------
          Basic Fee.....................................  $708,874   $848,530   $987,145
          Increase (Decrease) for Performance
            Adjustment..................................        --     74,545    115,797
                                                          --------   --------   --------
               Total....................................  $708,874   $923,075   $400,942
                                                          =========  =========  =========



     PORTFOLIO TRANSACTIONS The provisions of the agreement with Franklin relating to portfolio transactions are identical to those under the agreement between the Fund and WMC, as described under "Portfolio Transactions" on page 11.



     RELATED INFORMATION CONCERNING FRANKLIN PORTFOLIO ASSOCIATES LLC ("Franklin"), Two International Place, Boston, MA 02110. Franklin is a Massachusetts limited liability company, which is an indirect, wholly-owned subsidiary of Mellon Financial Service Corporation #1, which is itself a wholly owned subsidiary of Mellon Bank Corporation. Franklin is managed by a Board of Trustees consisting of Messrs. John J. Nagorniak, Chairman, Donald A. McMullen, Jr. and G. Christian Lantzsch.



     Franklin is a professional investment counseling firm which specializes in the management of common stock portfolios through the use of quantitative investment models. As of December 31, 1996, Franklin provided investment advisory services with respect to approximately $10.7 billion of client assets, including approximately $1.3 billion for Vanguard Quantitative Portfolios, Inc., another mutual fund member of The

Vanguard Group. During the year ended December 31, 1996, Vanguard Quantitative Portfolios, Inc. paid Franklin an annual advisory fee equal to .15 of 1% before a decrease of .04 of 1% based on performance.


HUSIC CAPITAL MANAGEMENT


     The Fund also employs Husic Capital Management ("Husic") under an investment advisory agreement dated as of September 24, 1993 to manage the investment and reinvestment of approximately 12% of the Fund's assets. Husic discharges its responsibilities subject to the control of the Officers and Directors of the Fund.


     For the services provided by Husic under the investment advisory agreement the Fund will pay Husic a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Husic Portfolio for the quarter:

                                         NET ASSETS                       RATE
                    ----------------------------------------------------  ----
                    First $25 million...................................  0.40%
                    Next $125 million...................................  0.35%
                    Next $350 million...................................  0.25%
                    Next $500 million...................................  0.20%
                    Over $1 billion.....................................  0.15%


     The basic fee paid to Husic, as provided above, may be increased or decreased by applying an incentive/penalty fee based on the investment performance of the Husic Portfolio relative to the investment record of the Growth Fund Stock Index ("Growth Index"). Under the incentive/penalty fee schedule, the basic fee payable to Husic may be increased or decreased by as much as 75% of the basic fee depending on the investment performance of the equity investment managed by Husic. The period used to calculate the incentive/penalty fee shall be the 36 months preceding the end of the quarter for which the fee is being computed and the number of percentage points used shall be 12.


     The incentive/penalty fee rates will be determined by measuring the investment performance of the Husic Portfolio relative to the investment record of the Index in accordance with the following table:


                                                                      ANNUAL RATES
                                                              AS A PERCENTAGE OF BASIC FEE
                                                         --------------------------------------
                    THREE YEAR PERFORMANCE                  FIRST                  ASSETS
                     DIFFERENTIAL VS. THE                $200 MILLION             IN EXCESS
                         GROWTH INDEX                     OF ASSETS            OF $200 MILLION
          -------------------------------------------    ------------         -----------------
          +12% points or more above..................       175.0%                  150.0%
          Between +6% points and +12% points above...       137.5%                  125.0%
          Between +6% points and -6% points..........       100.0%                  100.0%
          Between -6% points and -12% points.........        62.5%                   75.0%
          -12% points or more below..................        25.0%                   50.0%



     The "investment performance of the Husic Portfolio," the "Husic Portfolio unit value" and the "investment record of the Index" will be calculated in the same manner as set forth under the discussion of the WMC Agreement on page 11.


     For the purposes of determining the incentive/penalty fee, the net assets of the Husic Portfolio will be averaged over the same period as the investment performance of the Husic Portfolio and the investment record of the Growth Index are computed.


     The formula used to determine the performance adjustments differs from the view taken by the staff of the Securities and Exchange Commission. For a more detailed discussion, see page 12. The Board of Directors of the Fund believes that the performance adjustments, as included in the proposed agreement with Husic are appropriate although not within the +10 percentage point per year range suggested in SEC Release No. 7113. Under the proposed agreement, the maximum performance adjustment is made at a difference of approximately +4 percentage points per year.

     The agreement with Husic dated September 24, 1993, will continue until September 23, 1997 and is renewable for successive one-year periods in the same manner as the WMC agreement, as described under "Duration and Termination."



     During the last three fiscal years, Vanguard/Morgan Growth Fund paid Husic the following advisory fees:



                                                           1994        1995        1996
                                                         ---------   ---------   ---------
        Basic Fee......................................  $ 495,619   $ 550,247   $ 729,536
        Increase (Decrease) for Performance
          Adjustment...................................   (181,969)   (373,636)   (178,755)
                                                         ---------   ---------   ---------
             Total.....................................  $ 313,650   $ 176,611   $ 550,781
                                                         =========   =========   =========



     PORTFOLIO TRANSACTIONS The provisions of the agreement with Husic relating to portfolio transactions are identical to those under the agreement between the Fund and WMC, as described under "Portfolio Transactions" on page 18.



     RELATED INFORMATION CONCERNING HUSIC Husic Capital Management ("Husic"), 555 California Street, Suite 2900, San Francisco, California 94104. Husic, a California limited partnership founded in 1986, provides investment advisory services to investment companies, other institutions, and individuals. Frank J. Husic, managing partner, is a controlling person of Husic. Husic's general partner is Frank J. Husic & Co., a California corporation that is wholly owned by Frank J. Husic. As of December 31, 1996, Husic provided investment advisory services to clients having assets with an approximate value of $4.1 billion.


     With respect to each adviser, the Fund's Board of Directors may, without the approval of shareholders, provide for:

     A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

     B. A change in the terms of an advisory agreement.

     C. The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.

     Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the adviser that would have normally been included in a proxy statement.


     VANGUARD'S CORE MANAGEMENT GROUP. Vanguard's Core Management Group provides investment advisory services on an at-cost basis with respect to 9% of Vanguard/Morgan Growth Fund's assets. The Core Management Group employes a quantitative investment approach that uses computer techniques to track -- and, if possible, outperform -- a specific market standard. For Morgan Growth Fund, this market standard is the Growth Fund Stock Index, which is made up to the nation's 50 largest growth funds.



     The Core Management Group also provides investment advisory services to several Vanguard Funds, including Vanguard Index Trust, Vanguard Balanced Index Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, Vanguard International Equity Index Fund, the REIT Index Portfolio of Vanguard Specialized Portfolios, Vanguard Institutional Index Fund, the Total International Portfolio of Vanguard STAR Fund, the Equity Index Portfolio of Vanguard Variable Insurance Fund, the Growth and Income and Capital Appreciation Portfolios and the equity portion of the Balanced Portfolio of Vanguard Tax-Managed Fund, a portion of Vanguard/Windsor II Fund's assets, as well as several indexed separate accounts. The Core Management Group is supervised by the Officers of the Fund.


                             PORTFOLIO TRANSACTIONS

     The investment advisory agreements authorize the Advisers (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and directs the Advisers to use their best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Advisers have undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances. During the fiscal years ended December 31, 1994, 1995 and 1996 the Fund paid $1,931,684, $1,492,129 and $2,130,785 respectively, in brokerage commissions.


     In placing portfolio transactions, the Advisers will use their best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the Advisers. The Advisers consider such information useful in the performance of their obligations under the agreement but are unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, the Advisers may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Advisers to the Fund and the other Funds in the Group.

     Currently, it is the Fund's policy that the Advisers may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The Advisers will only pay such higher commissions if they believe this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Advisers and/or the Fund. However, the Advisers have informed the Fund that they will not pay higher commission rates specifically for the purpose of obtaining research services.

     Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

     Some securities considered for investment by the Fund may also be appropriate for other Funds and/or clients served by the Advisers. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other Funds or clients serviced by the Advisers are considered at or about the same time, transactions in such securities will be allocated among the several Funds and clients in a manner deemed equitable by the Advisers.

                             YIELD AND TOTAL RETURN


     The yield of the Fund for the 30-day period ended December 31, 1996 was +0.97%.



     The average annual total return of the Fund for the one-, five- and ten-year periods ending December 31, 1996 was 23.30%, 14.15% and 14.55%, respectively. Total return is computed by finding the average compounded rates of return over the one-, five- and ten-year periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.


                              PERFORMANCE MEASURES

     There are a number of different ways to measure the performance of a mutual fund. One of the these methods is to calculate the current yield of a fund or portfolio. This is done by dividing the total amount of dividends per share paid by a fund during the past twelve months by a current offering price (including the sales charge, if any). Under certain circumstances, such as when there has been a fundamental change in investment or dividend policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends paid during the past twelve months. An alternate method is to calculate a compound yield. This is derived by computing the total compounded dividends paid by a fund during the past twelve months on the assumption that all dividends were reinvested in additional shares (and giving no effect to capital gains distributions or taxes) and dividing this by a current offering price. Another method is to calculate the total return by dividing the change in value of an investment in shares over a period of time (generally ten years or more), assuming the reinvestment of all dividends and capital gains distributions, by the original net asset value of the shares. Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.


     From time to time, advertisements, reports and promotional literature regarding the Fund may compare its yield or total return (as calculated above) to yields or returns reported by other investments and to various indices and averages to assist an investor's calculation of how an investment in the Fund might satisfy his investment objectives.

                              COMPARATIVE INDEXES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of the Vanguard Group, including Vanguard/Morgan Growth Fund, Inc., may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

GROWTH FUND STOCK INDEX -- The Index is composed of the various common stocks that are held in the 50 largest growth stock mutual funds, using year-end net assets, monitored by Morningstar, Inc. Under an agreement with the Fund, Morningstar, Inc. develops the composition of the Index and its total return each quarter. Neither Vanguard Group, Inc. WMC, Franklin, nor Husic are affiliated with Morningstar in any way.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.


WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.


WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.


MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.


GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.


LEHMAN LONG-TERM TREASURY BOND INDEX -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.



MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX -- consists of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.

LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.


BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.


STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield for four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.


COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).


LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.


RUSSELL 3000 INDEX -- consists of approximately the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.


RUSSELL 2000 STOCK INDEX -- consists of the smallest 2,000 stocks within the Russell 3000; a widely-used benchmark for small capitalization common stocks.


RUSSELL 2000(R) Value Index -- Contains stocks from the Russell 2000 Index with a less-than-average growth orientation.


LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.


LIPPER SMALL CAP FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)


LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.0 trillion.



LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.


LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LIPPER GENERAL EQUITY FUND AVERAGE -- an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER FIXED INCOME FUND AVERAGE -- an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.


AGGRESSIVE GROWTH FUND STOCK INDEX -- The Index is composed of the various common stocks that are held in the 50 largest aggressive growth stock mutual funds, using year-end net assets, monitored by Morningstar, Inc.


     Advertisements which refer to the use of the Fund as a potential investment for Individual Retirement Accounts may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

     In assessing such comparisons of yields, an investor should keep in mind that the composition of the investments in the reported averages is not identical to the Fund's portfolio and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its yield. In addition there can be no assurance that the Fund will continue its performance as compared to such other averages.

                              FINANCIAL STATEMENTS


     The Fund's financial statements for the year ended December 31, 1996, including the financial highlights for each of the five fiscal years in the period ended December 31, 1996, appearing in the Vanguard/Morgan Growth Fund 1996 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1996 Annual Report to Shareholders is enclosed with this Statement of Additional Information.


                     APPENDIX -- DESCRIPTION OF SECURITIES

I.  DESCRIPTION OF FOREIGN INVESTMENTS

     The Fund may invest in the securities (payable in U.S. dollars) of foreign issues and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). Because the Fund invests in such securities, investment in the Fund involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. issuers. Such risks may include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the securities held, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other restrictions by foreign governments which may adversely affect the payment of principal and interest on securities held by the Fund, difficulty in obtaining and enforcing court judgments abroad, the possibility of restrictions on investments in other jurisdictions, reduced levels of government regulation of securities markets in foreign countries, and difficulties in effecting the repatriation of capital invested abroad. A Fund will not purchase any such foreign security if, as a result, more than 20% of the value of the Fund's total assets would be invested in such securities.

                                     PART C
                       VANGUARD/MORGAN GROWTH FUND, INC.
                    (FORMERLY W.L. MORGAN GROWTH FUND, INC.)
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
     (a) FINANCIAL STATEMENTS


     The Registrant's financial statements for the year ended December 31, 1996, including Price Waterhouse LLP's report thereon, are incorporated by reference, in the Statement of Additional Information, from the Registrant's 1996 Annual Report which has been filed with the Commission. The financial statements included in the Annual Report are:



     1. Statement of Net Assets as of December 31, 1996.


     2. Statement of Operations for the year ended December 31, 1996.


     3. Statement of Changes in Net Assets for the years ended December 31, 1995 and 1996.


     4. Financial Highlights for each of the five years in the period ended December 31, 1996.

     5. Notes to Financial Statements.
     6. Report of Independent Accountants.

(b) EXHIBITS
 Exhibit Number    Description
  1............... Articles of Incorporation**
  2............... By-Laws of Registrant**
  3............... Not Applicable
  4............... Not Applicable
  5............... Not Applicable
  6............... Not Applicable
  7............... Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information
  8............... Form of Custody Agreement**
  9............... Form of Vanguard Service Agreement**
 10............... Opinion of Counsel**
 11............... Consent of Independent Accountants*
 12............... Financial Statements--reference is made to (a) above
 13............... Not Applicable
 14............... Not Applicable
 15............... Not Applicable
 16............... Schedule for Computation of Performance Quotations*
 27............... Financial Data Schedule*

------------
 *Filed herewith
**Previously filed

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


     Registrant is not controlled by or under common control with any person. The Officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and "Management of the Fund" in the Statement of Additional Information constituting Part B of this Registration Statement.


ITEM 26. NUMBER OF HOLDERS OF SECURITIES


     On December 31, 1996 there were 116,318 shareholders.

ITEM 27. INDEMNIFICATION

     Reference is made to Article XI of Registrant's Articles of Incorporation.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to the caption "Investment Advisers" in the prospectus constituting Part "A" of this Registration Statement and "Investment Advisory Services" in Part "B" of this Registration Statement.


     Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts, 02109, is a Massachusetts general partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John B. Neff. No partner has any other affiliation with the Registrant.


ITEM 29. PRINCIPAL UNDERWRITERS

     (a) None

     (b) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02105.

ITEM 31. MANAGEMENT SERVICES


     Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which was previously filed as Exhibit 9(c) and described in Part B hereof under "Management of the Fund" the Registrant is not a party to any management-related service contract.


ITEM 32. UNDERTAKINGS

     Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 ("1940 Act") or other applicable law. Registrant undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of Directors and to assist in shareholder communications in such matters, to the extent required by law.

     Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets the requirements for effectiveness pursuant to Paragraph (b) of Rule 485 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 24th day of April, 1997.



    VANGUARD/MORGAN GROWTH FUND, INC.


BY: (Raymond J. Klapinsky)
    John C. Bogle*, Chairman of the Board and Director

    April 24, 1997


BY: (Raymond J. Klapinsky)
    John J. Brennan*, President, Director and Chief Executive Officer

    April 24, 1997


BY: (Raymond J. Klapinsky)
    Robert E. Cawthorn*, Director

    April 24, 1997


BY: (Raymond J. Klapinsky)
    Barbara B. Hauptfuhrer*, Director

    April 24, 1997


BY: (Raymond J. Klapinsky)
    Bruce K. MacLaury*, Director

    April 24, 1997


BY: (Raymond J. Klapinsky)
    Burton G. Malkiel*, Director

    April 24, 1997


BY: (Raymond J. Klapinsky)
    Alfred M. Rankin, Jr.*, Director

    April 24, 1997


BY: (Raymond J. Klapinsky)
    John C. Sawhill*, Director

    April 24, 1997


BY: (Raymond J. Klapinsky)
    James O. Welch, Jr.*, Director

    April 24, 1997


BY: (Raymond J. Klapinsky)
    J. Lawrence Wilson*, Director

    April 24, 1997


BY: (Raymond J. Klapinsky)
    Richard F. Hyland*, Treasurer and Principal
    Financial Officer and Accounting Officer

    April 24, 1997


*By Power of Attorney. See File Number 2-14336, January 23, 1990. Incorporated by Reference.

                               INDEX TO EXHIBITS

Consent of Independent Accountants..................................................   EX-99.B11
Computation of Performance Quotations...............................................   EX-99.B16
Financial Data Schedule.............................................................       EX-27